UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-02383


ALLIANCEBERNSTEIN BOND FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2005
Date of reporting period:   September 30, 2005


ITEM 1.   REPORTS TO STOCKHOLDERS.




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

AllianceBernstein Bond Fund
Corporate Bond Portfolio

Annual Report

September 30, 2005


---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


November 22, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Corporate Bond Portfolio (the "Portfolio") for the annual reporting period ended September 30, 2005.

Investment Objective and Policies

The primary objective of this open-end Portfolio is to maximize income over the long-term, to the extent consistent with providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Portfolio seeks capital appreciation. To achieve its objectives, the Portfolio invests primarily in corporate bonds. The Portfolio may also hold debt securities issued by the U.S. and foreign governments. While the Portfolio invests primarily in investment-grade debt securities (currently 65%), it may also invest a significant amount of its assets in lower-rated debt securities.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) Long Baa U.S. Credit Index, for the six- and 12-month periods ended September 30, 2005. We have also included performance for the Lipper Corporate Debt Funds BBB-Rated Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees.

For the 12-month period ended September 30, 2005, the Portfolio underperformed its benchmark, the Lehman Brothers Long Baa U.S. Credit Index, and outperformed the Lipper Corporate Debt BBB-rated Funds Average, a peer group average of similarly managed funds. The Portfolio's shorter-than-benchmark duration detracted from its performance versus its benchmark as longer maturity corporates outperformed for the annual reporting period. The benchmark carried a duration of 11.1 years as compared to the Fund's credit duration of 6.7 years. The Fund's duration, however, exceeded the duration of the Lipper Average by approximately 1.5 to 2 years. This duration helped the Portfolio to outperform its peer universe for the year.

Contributing positively to the Portfolio's relative performance was its allocation to high yield which outperformed investment-grade corporates for the annual reporting period. Also contributing positively was the Fund's underweight position in the automotive industry which performed poorly during the year. The Portfolio's overweight position in the financial industry, specifically in banking and property and casualty, also helped performance.

Market Review and Investment Strategy

Investment-grade fixed-income returns were moderate during the annual reporting period, reflecting generally higher interest rates, a significant flattening of the yield curve and modest spread movement. As measured by the Lehman Brothers Long Baa U.S. Credit Index, the corporate market posted a return of 5.13% for the reporting period despite the headwinds of continued rate increases by the Federal Reserve. Beginning in June 2004, the Federal Reserve hiked the


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 1


Fed Funds benchmark rate 12 times for a total of 300 basis points, bringing the Fed Funds target from its all-time low of 1% to 4%.

Corporate securities continued to benefit from favorable liquidity, investor demand and strong corporate earnings. Most industries posted positive returns with airlines, aerospace/defense and media/cable outperforming, while the automotive industry underperformed. The auto industry took another tumble in the third quarter after Moody's Investors Service cut the credit ratings of General Motors and Ford Motor Company to non-investment grade, reflecting financial losses and declining U.S. market share. The sector has also been hurt by higher energy prices, which are causing consumers to defer purchases or shift from large sport utility vehicles to smaller utility vehicles and sedans, which are generally less profitable.

During the annual reporting period, high yield debt outperformed the investment-grade sectors which are more sensitive to rising interest rates. High yield securities returned 6.71%, as represented by the Lehman Brothers High Yield Index. A similar combination of factors also supported the high yield market throughout the year including a strong investor demand for yield, limited supply and strong corporate earnings. Liquidity in the high yield market also remained ample with default rates near all-time lows. In September, however, returns were dampened somewhat as the sector posted its first negative monthly return since April. Investor sentiment turned more cautious as the post-Hurricane Katrina energy price shock weighed on consumers and equity investors. High yield spreads, according to Credit Suisse First Boston, were 377 basis points over Treasuries at the end of the reporting period, representing a tightening of 53 basis points during the annual period. Most of the tightening occurred early in the reporting period.

During the period under review, the Portfolio was positioned for interest rates to rise. Accordingly, the overall duration of the Portfolio was shorter than that of the benchmark to help protect against the negative effect of rising interest rates. Additionally, as credit spreads reached historic lows and the Federal Reserve signaled it would continue to raise interest rates, the Portfolio's U.S. Investment Grade Corporate Bond and U.S. High Yield Investment Team moved to reduce the overall risk of the Portfolio to downward moves in the market. Consequently, the Team significantly reduced the Portfolio's credit risk by upgrading the Fund's overall credit quality profile. The Portfolio's high yield component was also significantly reduced. The Portfolio's reduced exposure to the high yield market reflected the lack of attractive yield compensation relative to credit risk.

With fairly negligible spread differentials between industries, security selection was emphasized over industry selection. The Portfolio was overweight in some industries such as insurance (property and casualty), banking and communications, and underweight in airlines, aerospace/defense and energy.


2 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Long Baa U.S. Credit Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended September 30, 2005, the Lipper Average consisted of 160 and 155 funds, respectively. Investors cannot invest directly in an index or an average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 3


HISTORICAL PERFORMANCE

(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED SEPTEMBER 30, 2005                 6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Bond Fund
  Corporate Bond Portfolio
  Class A                                          1.09%               3.86%
  Class B                                          0.82%               3.13%
  Class C                                          0.82%               3.14%
  Advisor Class                                    1.33%               4.10%
  Class R**                                        1.04%               3.71%
  Class K**                                        1.11%              -0.89%*
  Class I**                                        1.28%              -0.70%*

Lehman Brothers Long Baa U.S. Credit Index         3.22%               5.13%

Lipper Corporate Debt BBB-Rated Funds Average      2.29%               3.19%

*     Since Inception. The Class K and Class I share inception date is 3/1/05.

**    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R shares is 11/3/03. The inception date for Class K and Class I shares is listed above.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/95 TO 9/30/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                       AllianceBernstein              Lehman Brothers
                   Bond Fund Corporate Bond         Long Baa U.S. Credit
                       Portfolio Class A                   Index
-------------------------------------------------------------------------------
9/30/95                    $ 9,575                        $10,000
9/30/96                    $10,624                        $10,403
9/30/97                    $12,556                        $11,896
9/30/98                    $12,031                        $13,197
9/30/99                    $12,411                        $12,767
9/30/00                    $13,407                        $13,361
9/30/01                    $14,427                        $14,924
9/30/02                    $13,782                        $15,821
9/30/03                    $16,696                        $19,124
9/30/04                    $18,033                        $20,662
9/30/05                    $18,726                        $21,722

AllianceBernstein Bond Fund Corporate Bond Portfolio Class A: $18,726

Lehman Brothers Long Baa U.S. Credit Index: $21,722

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Corporate Bond Portfolio Class A shares (from 9/30/95 to 9/30/05) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2005
-------------------------------------------------------------------------------
                                        NAV Returns       SEC Returns
Class A Shares
1 Year                                     3.86%            -0.55%
5 Years                                    6.92%             5.99%
10 Years                                   6.94%             6.48%
SEC Yield**                                4.23%

Class B Shares
1 Year                                     3.13%             0.17%
5 Years                                    6.15%             6.15%
10 Years(a)                                6.49%             6.49%
SEC Yield **                               3.70%

Class C Shares
1 Year                                     3.14%             2.16%
5 Years                                    6.19%             6.19%
10 Years                                   6.19%             6.19%
SEC Yield**                                3.70%

Advisor Class Shares
1 Year                                     4.10%
Since Inception*                          12.17%
SEC Yield **                               4.72%

Class R Shares+
1 Year                                     3.71%
Since Inception*                           6.14%
SEC Yield**                                4.19%

Class K Shares+
Since Inception*                          -0.89%
SEC Yield **                               4.55%

Class I Shares+
Since Inception*                          -0.70%
SEC Yield **                               4.84%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
-------------------------------------------------------------------------------

Class A Shares
1 Year                                                      -0.55%
5 Years                                                      5.99%
10 Years                                                     6.48%

Class B Shares
1 Year                                                       0.17%
5 Years                                                      6.15%
10 Years(a)                                                  6.49%

Class C Shares
1 Year                                                       2.16%
5 Years                                                      6.19%
10 Years                                                     6.19%

(a)   Assumes conversion of Class B shares into Class A shares after six years.

* Inception Date: 8/8/02 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

**    SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2005.

+     Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                   Beginning                        Ending
                 Account Value                    Account Value                   Expenses Paid
                 April 1, 2005                 September 30, 2005                 During Period*
              ---------------------------------------------------------------------------------------
              Actual    Hypothetical         Actual    Hypothetical**         Actual     Hypothetical
              ---------------------------------------------------------------------------------------
Class A       $1,000       $1,000          $1,010.93    $1,019.35              $5.75        $5.77
Class B       $1,000       $1,000          $1,008.18    $1,015.74              $9.36        $9.40
Class C       $1,000       $1,000          $1,008.21    $1,015.79              $9.31        $9.35
Advisor
  Class       $1,000       $1,000          $1,013.31    $1,020.81              $4.29        $4.31
Class R       $1,000       $1,000          $1,010.43    $1,017.85              $7.26        $7.28
Class K       $1,000       $1,000          $1,011.07    $1,019.45              $5.65        $5.67
Class I       $1,000       $1,000          $1,012.83    $1,021.06              $4.04        $4.05

* Expenses are equal to the classes' annualized expense ratios of 1.14%, 1.86%, 1.85%, 0.85%, 1.44%, 1.12% and 0.80%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365.

**    Assumes 5% return before expenses.


6 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


PORTFOLIO SUMMARY
September 30, 2005

PORTFOLIO STATISTICS
Net Assets ($mil): $761.8

                                         [PIE CHART OMITTED]

SECURITY TYPE BREAKDOWN*
[ ]    6.9%  Preferred Stock
[ ]    6.1%  U.S. Government & Government Sponsored Agency Obligations
[ ]    1.3%  Asset Backed Securities

                                         [PIE CHART OMITTED]

CORPORATE DEBT OBLIGATIONS*
[ ]   13.9%  Public Utilities--
             Electric & Gas
[ ]   10.3%  Banking
[ ]    8.9%  Insurance
[ ]    7.4%  Communications
[ ]    5.3%  Broadcasting/Media
[ ]    4.9%  Financial
[ ]    4.6%  Cable
[ ]    4.0%  Petroleum Products
[ ]    3.6%  Paper/Packaging
[ ]    3.3%  Building/Real Estate
[ ]    2.6%  Non-Air Transportation
[ ]    2.5%  Metals/Mining
[ ]    2.5%  Communications--Mobile
[ ]    2.4%  Health Care
[ ]    9.3%  Other

[ ]    0.2%  Short-Term

* All data are as of September 30, 2005. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. "Other" represents less than 2.4% weightings in automotive, chemicals, energy, food & beverages, industrial, public utilities-telephone, retail and supermarket/drug.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 7


PORTFOLIO OF INVESTMENTS
September 30, 2005

                                              Principal
                                                 Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-85.3%
Automotive-2.0%
DaimlerChrysler North America
  4.875%, 6/15/10*                              $ 3,150      $ 3,087,060
Ford Motor Credit Co.
  7.875%, 6/15/10                                10,000        9,731,100
General Motors Corp.
  7.75%, 3/15/36(a)                              10,000        2,550,000
                                                             ------------
                                                              15,368,160
                                                             ------------

Banking-10.3%
CA Preferred Funding Trust
  7.00%, 1/30/49                                  9,000        9,337,500
Dime Capital Trust I
  Series A
  9.33%, 5/06/27                                  9,028        9,993,138
Dresdner Funding Trust I
  8.151%, 6/30/31(b)                             10,000       12,209,700
Great Western Financial Trust II
  8.206%, 2/01/27                                14,456       15,567,580
Lloyds Bank Plc (United Kingdom)
  6.90%, 11/22/07                                 5,000        5,156,500
Mizuho Finance Group (Cayman Islands)
  8.375%, 4/27/09                                14,000       15,155,000
RBS Capital Trust I
  4.709%, 7/01/13                                10,000        9,647,720
Russian Standard Finance (Luxembourg)
  7.50%, 10/07/10(b)                              1,314        1,319,913
                                                             ------------
                                                              78,387,051
                                                             ------------

Broadcasting/Media-5.3%
News America, Inc.
  5.30%, 12/15/14*                               12,000       11,974,260
Time Warner, Inc.
  6.875%, 5/01/12                                15,000       16,393,290
  7.70%, 5/01/32*                                10,000       11,839,240
                                                             ------------
                                                              40,206,790
                                                             ------------

Building/Real Estate-3.4%
D.R. Horton, Inc.
  6.875%, 5/01/13                                 7,000        7,334,152
EOP Operating L.P.
  4.75%, 3/15/14                                  5,000        4,815,475
ERP Operating L.P.
  5.125%, 3/15/16                                 8,800        8,668,378
KB HOME
  5.875%, 1/15/15*                                5,000        4,731,640
                                                             ------------
                                                              25,549,645
                                                             ------------


8 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------
Cable-4.5%
AT&T Broadband Corp.
  9.455%, 11/15/22                              $20,420      $27,501,411
DirecTV Holdings LLC
  6.375%, 6/15/15(b)                              5,155        5,116,337
Insight Midwest LP
  9.75%, 10/01/09                                 2,000        2,045,000
                                                             ------------
                                                              34,662,748
                                                             ------------

Chemicals-0.7%
Union Carbide Corp.
  7.75%, 10/01/96*                                5,000        5,258,085
                                                             ------------

Communications-7.3%
America Movil SA de C.V. (Mexico)
  5.75%, 1/15/15                                  5,000        5,017,325
AT&T Corp.
  9.05%, 11/15/11                                10,000       11,262,500
British Telecommunications Plc (United Kingdom)
  8.375%, 12/15/10*                              15,000       17,367,810
Deutsche Telekom International Finance BV
  8.00%, 6/15/10                                  5,000        5,668,625
Sprint Capital Corp.
  7.625%, 1/30/11*                               10,000       11,190,050
TCI Communications Financing III
  9.65%, 3/31/27                                  5,000        5,475,605
                                                             ------------
                                                              55,981,915
                                                             ------------

Communications-Mobile-2.5%
AT&T Wireless Services, Inc.
  8.125%, 5/01/12                                11,500       13,485,763
Nextel Communications, Inc.
  Series E
  6.875%, 10/31/13*                               5,000        5,307,265
                                                             ------------
                                                              18,793,028
                                                             ------------

Energy-0.8%
Ras Laffan LNG III
  Series B (Qatar)
  5.838%, 9/30/27(b)                              6,200        6,213,206
                                                             ------------

Financial-4.9%
AFC Capital Trust I
  Series B
  8.207%, 2/03/27                                10,000       10,835,840
Farmers Insurance Exchange
  8.625%, 5/01/24(b)                              8,000        9,555,720
iStar Financial, Inc.
  6.00%, 12/15/10                                 4,505        4,624,364


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 9


                                              Principal
                                                 Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------

National Capital Trust II
  5.486%, 12/29/49(b)                           $10,000      $10,042,040
Resona Global Securities (Cayman Islands)
  7.191%, 12/29/49(b)                             2,300        2,381,103
                                                             ------------
                                                              37,439,067
                                                             ------------

Food & Beverage-1.1%
ConAgra Foods, Inc.
  6.75%, 9/15/11                                  1,740        1,870,968
  7.875%, 9/15/10                                 5,560        6,221,429
                                                             ------------
                                                               8,092,397
                                                             ------------

Healthcare-2.4%
AmerisourceBergen Corp.
  5.625%, 9/15/12(b)                              5,000        4,925,000
Coventry Health Care, Inc.
  5.875%, 1/15/12                                 1,660        1,684,900
  6.125%, 1/15/15                                 2,815        2,885,375
Wyeth
  6.50%, 2/01/34                                  7,500        8,429,220
                                                             ------------
                                                              17,924,495
                                                             ------------

Industrial-0.4%
Inco, Ltd. (Canada)
  5.70%, 10/15/15                                 2,905        2,976,265
                                                             ------------

Insurance-8.9%
Liberty Mutual Group
  5.75%, 3/15/14(b)                              10,000        9,771,240
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(b)                             20,000       20,000,200
Markel Capital Trust I
  Series B
  8.71%, 1/01/46                                  2,400        2,552,081
North Front Pass Through Trust
  5.81%, 12/15/24(b)                              5,000        5,028,505
Ohio Casualty Corp.
  7.30%, 6/15/14*                                 6,650        7,167,523
Willis Group
  5.125%, 7/15/10                                 2,500        2,498,160
W.R. Berkley Corp.
  5.60%, 5/15/15                                  7,500        7,493,940
Zurich Capital Trust I
  8.376%, 6/01/37(b)                             12,500       13,356,025
                                                             ------------
                                                              67,867,674
                                                             ------------

Metals/Mining-2.5%
International Steel Group, Inc.
  6.50%, 4/15/14                                  2,565        2,539,350
Ispat Inland ULC (Canada)
  9.75%, 4/01/14                                  6,000        6,960,000
Teck Cominco, Ltd. (Canada)
  6.125%, 10/01/35                               10,000        9,806,270
                                                             ------------
                                                              19,305,620
                                                             ------------


10 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------
Non-Air Transportation-2.6%
CSX Corp.
  6.75%, 3/15/11                                $ 5,622       $6,091,757
CSX Transportation, Inc.
  9.75%, 6/15/20                                  5,200        7,270,323
Union Pacific Corp.
  5.375%, 5/01/14                                 6,000        6,122,214
                                                             ------------
                                                              19,484,294
                                                             ------------

Paper/Packaging-3.6%
Georgia-Pacific Corp.
  9.375%, 2/01/13                                 2,500        2,787,500
Packaging Corp. of America
  5.75%, 8/01/13                                  8,850        8,561,729
Weyerhaeuser Co.
  6.75%, 3/15/12*                                15,000       16,208,295
                                                             ------------
                                                              27,557,524
                                                             ------------

Petroleum Products-4.0%
Amerada Hess Corp.
  6.65%, 8/15/11                                  6,000        6,482,940
Enterprise Products Operating L.P.
  5.00%, 3/01/15(b)*                             10,000        9,488,260
  6.65%, 10/15/34                                 8,000        8,208,552
Tengizchevroil LLP (Kazakhstan)
  6.124%, 11/15/14(b)                             6,215        6,354,838
                                                             ------------
                                                              30,534,590
                                                             ------------

Public Utilities-Electric & Gas-13.8%
Aquila, Inc.
  14.875%, 7/01/12*                               4,435        6,053,775
Calenergy Co., Inc.
  8.48%, 9/15/28                                  6,000        7,733,982
Dominion Resources Capital Trust III
  8.40%, 1/15/31                                  7,000        8,619,541
Duke Capital LLC
  6.75%, 2/15/32                                  6,000        6,546,198
  8.00%, 10/01/19                                 9,000       10,927,962
FirstEnergy Corp. Series B
  6.45%, 11/15/11                                 7,250        7,719,546
  7.375%, 11/15/31                               12,230       14,344,176
Indiantown Cogeneration L.P.
  Series A-9
  9.26%, 12/15/10                                 7,535        8,197,140
Kansas Gas & Electric Co.
  5.647%, 3/29/21(b)                              5,000        4,948,200
Pacific Gas & Electric Co.
  4.80%, 3/01/14                                 10,000        9,777,830
Potomac Edison Co.
  5.35%, 11/15/14                                 3,500        3,538,014
Progress Energy, Inc.
  7.10%, 3/01/11*                                 6,000        6,522,594


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 11


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
TECO Energy, Inc.
  7.00%, 5/01/12                                $ 5,000     $  5,275,000
  7.20%, 5/01/11                                  5,000        5,300,000
                                                             ------------
                                                             105,503,958
                                                             ------------

Public Utilities-Telephone-1.9%
Telecom Italia Capital (Luxembourg)
  4.00%, 1/15/10                                  5,000        4,801,075
  5.25%, 10/01/15                                 5,000        4,913,150
  6.00%, 9/30/34                                  5,000        4,899,720
                                                             ------------
                                                              14,613,945
                                                             ------------

Retail-0.7%
GSC Holdings Corp.
  8.00%, 10/01/12(b)*                             5,000        5,000,000

Supermarket/Drug-1.7%
Delhaize America, Inc.
  9.00%, 4/15/31                                  7,000        8,080,387
The Kroger Co.
  4.95%, 1/15/15*                                 5,250        5,008,883
                                                             ------------
                                                              13,089,270
                                                             ------------

Total Corporate Debt Obligations
  (cost $637,271,694)                                        649,809,727
                                                             ------------

PREFERRED STOCKS-6.9%
Banking-2.0%
CoBank
  Series B(b)                                       100        5,139,500
Royal Bank of Scotland Group PLC
(United Kingdom)
  Series N                                          400       10,164,000
                                                             ------------
                                                              15,303,500
                                                             ------------

Building/Real Estate-0.7%
Equity Residential
  Series N*                                         200        4,978,000
                                                             ------------

Communications-3.5%
Centaur Funding Corp. (Cayman Islands)
  Series B(b)                                        20       26,452,725
                                                             ------------

Insurance-0.7%
AmerUs Group Co.                                    225        5,582,790
                                                             ------------

Total Preferred Stocks
  (cost $45,896,250)                                          52,317,015
                                                             ------------


12 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-6.1%
Federal Home Loan Mortgage Corporation-3.9%
  4.50%, 8/01/35                                $30,932     $ 29,431,752
                                                             ------------

U.S. Treasury Bond-0.5%
  5.375%, 2/15/31                                 3,475        3,893,084
                                                             ------------

U.S. Treasury Note-1.7%
  2.50%, 10/31/06(c)                             13,000       12,778,090
                                                             ------------

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $46,558,667)                                          46,102,926
                                                             ------------

ASSET BACKED SECURITIES-1.3%
Chase Issuance Trust
  Series 2005-A7, Cl.A7
  4.55%, 3/15/13
  (cost $10,047,516)                             10,000        9,971,875
                                                             ------------

SHORT-TERM INVESTMENT-0.2%
Time Deposit-0.2%
State Street Euro Dollar
  3.10%, 10/03/05
  (cost $1,857,000)                               1,857        1,857,000
                                                             ------------

Total Investments Before Security Lending
  Collateral-99.8%
  (cost $741,631,127)                                        760,058,543
                                                             ------------

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-10.3%
Short-Term Investments
Deutsche Bank
  3.88%, 2/26/06                                 10,000       10,062,333
Gotham Funding
  3.80%, 10/19/05                                30,000       29,927,359
Morgan Stanley
  3.89%, 1/20/06                                 10,000       10,000,000
                                                             ------------
                                                              49,989,692
                                                             ------------

UBS Private Money Market Fund, LLC
  3.65%                                      28,746,236       28,746,236
                                                             ------------

Total Investment of Cash
  Collateral for Securities Loaned
  (cost $78,735,928)                                          78,735,928
                                                             ------------


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 13


                                                             U.S. $ Value
-------------------------------------------------------------------------------

Total Investments-110.1%
  (cost $820,367,055)                                       $838,794,471
Other assets less liabilities-(10.1%)                        (76,948,542)
                                                             ------------
Net Assets-100%                                             $761,845,929
                                                             ------------

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                            Notional
Swap Counterparty &           Amount    Interest    Termination      Unrealized
Referenced Obligation(s)        (000)       Rate           Date    Appreciation
-------------------------------------------------------------------------------
Sell:

Lehman Brothers               10,000        1.58%       9/20/07        $4,775
  AvalonBay Communities, Inc.,
    Series H, Preferred Stock
  CIT Group, Inc.,
    Series A, Preferred Stock
  Duke Energy Corp.,
    Series C, Preferred Stock
  Merrill Lynch & Co., Inc.,
    Series 1, Preferred Stock
  MetLife, Inc.,
    Series B, Preferred Stock
  Royal Bank of
    Scotland Group plc,
    Series M, Preferred Stock
  Washington Mutual, Inc.,
    Series A

Lehman Brothers              10,000        0.77%      12/20/10        12,001
  Simon Property Group, Inc.
    Series F, Preferred Stock

INTEREST RATE SWAP CONTRACT (see Note D)

                                                    Rate Type
                                          ---------------------------
                Notional                   Payments       Payments
Swap             Amount    Termination    made by the    received by       Unrealized
Counterparty      (000)       Date         Portfolio    the Portfolio     Depreciation
---------------------------------------------------------------------------------------
J. P. Morgan+   200,000      3/15/15        5.218%     3 Month LIBOR++    $(5,857,310)

+     Represents a forward interest rate swap whose effective date for the exchange of cash flows is March 15, 2006.

++    LIBOR (London Interbank Offered Rate)

* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate market value of these securities amounted to $157,302,512 or 20.6% of net assets.

(c) Represents entire or partial position segregated as collateral for interest rate swaps.

      See notes to financial statements.


14 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
September 30, 2005

Assets

Investments in securities, at value
  (cost $820,367,055--including investment of cash
  collateral for securities loaned of $78,735,928)            $838,794,471(a)
Cash                                                                   864
Interest and dividends receivable                               11,577,119
Receivable for capital stock sold                                2,645,634
Unrealized appreciation of swap contracts                           16,776
                                                              ------------
Total assets                                                   853,034,864
                                                              ------------

Liabilities

Payable for collateral on securities loaned                     78,735,928
Unrealized depreciation of swap contracts                        5,857,310
Payable for capital stock redeemed                               3,375,999
Payable for investment securities purchased                      1,314,000
Dividends payable                                                  852,326
Distribution fee payable                                           350,967
Advisory fee payable                                               318,006
Transfer agent fee payable                                         102,174
Accrued expenses                                                   282,225
                                                              ------------
Total liabilities                                               91,188,935
                                                              ------------
Net Assets                                                    $761,845,929
                                                              ------------

Composition of Net Assets
Capital stock, at par                                              $63,435
Additional paid-in capital                                   1,033,508,723
Undistributed net investment income                                520,578
Accumulated net realized loss on investment
  transactions                                                (284,833,689)
Net unrealized appreciation of investments                      12,586,882
                                                              ------------
                                                              $761,845,929
                                                              ------------

Calculation of Maximum Offering Price Per Share

                                          Net Asset Value and:
                                          --------------------   Maximum
                             Shares       Offering   Redemption  Offering
Class        Net Assets    Outstanding      Price      Price      Price*
-------------------------------------------------------------------------------
A          $483,168,629     40,217,146         --     $12.01     $12.54
-------------------------------------------------------------------------------
B          $162,973,115     13,582,565     $12.00         --         --
-------------------------------------------------------------------------------
C          $110,680,312      9,217,333     $12.01         --         --
-------------------------------------------------------------------------------
Advisor    $  4,971,345        413,994     $12.01     $12.01         --
-------------------------------------------------------------------------------
R          $     32,903          2,738     $12.02     $12.02         --
-------------------------------------------------------------------------------
K          $      9,806          816.2     $12.01     $12.01         --
-------------------------------------------------------------------------------
I          $      9,819          817.3     $12.01     $12.01         --
-------------------------------------------------------------------------------

* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

(a)   Includes securities on loan with a value of $75,327,864 (see Note E).

      See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 15


STATEMENT OF OPERATIONS
Year Ended September 30, 2005

Investment Income

Interest                                      $ 50,299,937
Dividends (net of foreign taxes
  withheld of $22,124)                           3,829,344        $ 54,129,281

Expenses

Advisory fee                                     4,195,799
Distribution fee--Class A                        1,518,380
Distribution fee--Class B                        2,092,750
Distribution fee--Class C                        1,202,567
Distribution fee--Class R                              113
Distribution fee--Class K                               15
Transfer agency                                  1,371,717
Printing                                           350,774
Custodian                                          255,798
Registration fees                                   96,300
Administrative                                      92,000
Audit                                               69,929
Legal                                               52,128
Directors' fees                                     25,351
Miscellaneous                                       45,111
Total expenses before interest expense          11,368,732
Interest expense                                    51,728
Total expenses                                  11,420,460
Less: expense offset arrangement
  (see Note B)                                      (8,679)
Net expenses                                                        11,411,781
Net investment income                                               42,717,500

Realized and Unrealized Gain (Loss)
on Investment Transactions

Net realized gain (loss) on:
  Investment transactions                                           37,594,639
  Written options                                                     (239,000)
  Swap contracts                                                       393,720
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                      (43,608,232)
  Written options                                                        5,000
  Swap contracts                                                    (5,538,825)
Net loss on investment transactions                                (11,392,698)

Net Increase in Net Assets
  from Operations                                                 $ 31,324,802

See notes to financial statements.


16 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                               Year Ended          Year Ended
                                              September 30,       September 30,
                                                  2005                2004
                                            ---------------      --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                        $  42,717,500       $  57,826,732
Net realized gain on investment
  transactions                                  37,749,359          32,602,855
Net change in unrealized
  appreciation/depreciation
  of investments                               (49,142,057)        (19,242,237)
Net increase in net assets
  from operations                               31,324,802          71,187,350

Dividends to Shareholders from
Net investment income
  Class A                                      (26,331,894)        (30,964,784)
  Class B                                       (9,462,753)        (16,743,588)
  Class C                                       (5,421,178)         (7,389,724)
  Advisor Class                                   (186,170)           (203,931)
  Class R                                           (1,090)               (534)
  Class K                                             (292)                 -0-
  Class I                                             (312)                 -0-

Capital Stock Transactions
Net decrease                                  (118,487,269)       (205,155,519)
Total decrease                                (128,566,156)       (189,270,730)

Net Assets
Beginning of period                            890,412,085       1,079,682,815
End of period (including undistributed
  net investment income of $520,578
  and $359,434, respectively)                $ 761,845,929       $ 890,412,085

See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 17


NOTES TO FINANCIAL STATEMENTS
September 30, 2005

NOTE A
Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Corporate Bond Portfolio. The Corporate Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the


18 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatri-


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 19


ated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts and amortizes premiums as adjustments to interest income.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the first $500 million and .50% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


20 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Pursuant to the advisory agreement, the Portfolio paid $92,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended September 30, 2005.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly owned subsidiary of the Advisor, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $651,716 for the year ended June 30, 2005.

For the year ended September 30, 2005, the Portfolio's expenses were reduced by $8,679 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $21,699 from the sales of Class A shares and received $9,210, $151,258 and $13,877, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2005.

NOTE C
Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the Portfolio's average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio's average daily net assets attributable to Class R shares and .25% of the Portfolio's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $10,981,689, $5,575,481, $1,744 and $0 for Class B, Class C, Class R and Class
K shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 21


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2005, were as follows:

                                                Purchases           Sales
                                             -------------     ---------------
Investment securities (excluding
  U.S. government securities)                $ 884,414,688     $ 1,044,712,203
U.S. government securities                     162,604,506         115,852,449

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swaps) are as follows:

Cost                                                             $ 820,749,218

Gross unrealized appreciation                                    $  23,806,601
Gross unrealized depreciation                                       (5,761,348)
Net unrealized appreciation                                      $  18,045,253

1. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets and swap agreements (commonly referred to as swaptions).

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security


22 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value.

Transactions in swaptions for the year ended September 30, 2005 were as follows:

                                                    Number of         Premiums
                                                    Contracts         Received
                                                   -----------      -----------
Swaptions outstanding at
  September 30, 2004                                    35           $ 119,500
Swaptions terminated in closing
  purchase transactions                               (35)           (119,500)
Swaptions outstanding at
  September 30, 2005                                    -0-          $     -0-

2. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 23


The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

At September 30, 2005, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $20,000,000, with net unrealized appreciation of $16,776, and terms ranging from 2 years to 5 years, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended September 30, 2005, the average amount of reverse repurchase agreements outstanding was $2,039,096 and the daily weighted average annualized interest rate was 2.46%.


24 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTE E
Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc., (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2005, the Portfolio had loaned securities with a value of $75,327,864 and received cash collateral which was invested in short-term securities valued at $78,735,928 as included in the accompanying portfolio of investments. For the year ended September 30, 2005, the Portfolio earned fee income of $45,526 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock

There are 21,000,000,000 shares of $.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                     September 30,  September 30, September 30,   September 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            4,610,455     4,461,502    $ 56,557,019    $ 53,778,453
Shares issued in
  reinvestment of
  dividends            1,569,512     1,701,230      19,213,947      20,476,419
Shares converted
  from Class B         3,336,050     5,004,729      40,930,028      60,239,503
Shares redeemed      (11,359,866)  (13,829,610)   (139,267,023)   (166,068,888)
Net decrease          (1,843,849)   (2,662,149)   $(22,566,029)   $(31,574,513)


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 25


                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     September 30,  September 30, September 30,   September 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class B
Shares sold            1,237,626     2,154,985   $  15,172,576   $  25,956,985
Shares issued in
  reinvestment of
  dividends              534,444       832,039       6,538,548      10,006,532
Shares converted
  to Class A          (3,340,339)   (5,000,439)    (40,930,028)    (60,239,503)
Shares redeemed       (5,490,400)   (9,436,877)    (67,252,868)   (113,115,838)
Net decrease          (7,058,669)  (11,450,292)  $ (86,471,772)  $(137,391,824)

Class C
Shares sold              947,050     1,532,581   $  11,613,928   $  18,454,991
Shares issued in
  reinvestment of
  dividends              272,247       316,396       3,331,569       3,805,919
Shares redeemed       (2,404,933)   (4,628,642)    (29,473,603)    (55,668,836)
Net decrease          (1,185,636)   (2,779,665)  $ (14,528,106)  $ (33,407,926)

Advisor Class
Shares sold              438,090       101,095   $   5,414,629   $   1,220,358
Shares issued in
  reinvestment of
  dividends               14,875        17,041         181,546         204,868
Shares redeemed          (46,049)     (351,762)       (561,245)     (4,216,532)
Net increase
  (decrease)             406,916      (233,626)  $   5,034,930   $  (2,791,306)

                                    November 3,                   November 3,
                       Year Ended   2003(a) to    Year Ended      2003(a) to
                     September 30, September 30, September 30,   September 30,
                         2005          2004            2005            2004
                     ------------  ------------  --------------  --------------
Class R
Shares sold                2,982           846      $   36,622      $   10,050
Shares issued in
  reinvestment of
  dividends                   46            -0-            559              -0-
Shares redeemed           (1,136)           -0-        (13,859)             -0-
Net increase               1,892           846        $ 23,322      $   10,050


26 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                               Shares                         Amount
                    ---------------------------  ------------------------------
                          March 1,                    March 1,
                         2005(a) to                  2005(a) to
                        September 30,               September 30,
                            2005                        2005
                        -------------               -------------
Class K
Shares sold                  816                      $ 10,186
Net increase                 816                      $ 10,186

Class I
Shares sold                  817                      $ 10,200
Net increase                 817                      $ 10,200

(a)  Commencement of distribution.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2005.

NOTE H
Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 27


Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE I
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 were as follows:

                                              September 30,       September 30,
                                                  2005                2004
                                              -------------       -------------
Distributions paid from:
  Ordinary income                             $ 41,403,689        $ 55,302,561
  Total taxable distributions                   41,403,689          55,302,561
Total distributions paid                      $ 41,403,689        $ 55,302,561

As of September 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    1,751,193
Accumulated capital and other losses                           (284,813,037)(a)
Unrealized appreciation/(depreciation)                           12,187,943(b)
Total accumulated earnings/(deficit)                         $ (270,873,901)(c)

(a) On September 30, 2005, the Portfolio had a net capital loss carryforward for federal income tax purposes of $284,813,037 of which $43,560,309 expires in the year 2007, $54,554,000 expires in the year 2008, $52,066,319 expires in the year 2009 and $134,632,409 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized capital loss carryforwards of $38,843,019.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax treatment of swap income and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of bond premium and the tax treatment of swap income, resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.


28 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 29


a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the


30 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 31


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


32 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class A
                                            ------------------------------------------------------------------------------
                                                     Year Ended         July 1,
                                                    September 30,       2003 to            Year Ended June 30,
                                            ------------------------   Sept. 30,   ------------------------------------
                                               2005         2004(a)     2003(b)       2003         2002(c)      2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.18       $11.97       $12.03       $10.70       $12.29       $11.91

Income From Investment Operations
Net investment income(d)                         .66          .75(e)       .18          .77          .94          .97
Net realized and unrealized gain
  (loss) on investment
  transactions                                  (.19)         .18         (.06)        1.35        (1.55)         .42
Net increase (decrease) in net
  asset value from operations                    .47          .93          .12         2.12         (.61)        1.39

Less: Dividends and Distributions
Dividends from net investment income            (.64)        (.72)        (.18)        (.76)        (.94)        (.97)
Distributions in excess of net
  investment income                               -0-          -0-          -0-          -0-          -0-        (.01)
Tax return of capital                             -0-          -0-          -0-        (.03)        (.04)        (.03)
Total dividends and distributions               (.64)        (.72)        (.18)        (.79)        (.98)       (1.01)
Net asset value, end of period                $12.01       $12.18       $11.97       $12.03       $10.70       $12.29

Total Return
Total investment return based on
  net asset value(f)                            3.86%        8.01%        1.06%       20.75%       (5.51)%      12.03%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $483,169     $512,458     $535,318     $555,979     $520,984     $530,446
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.08%        1.16%        1.20%(g)     1.16%        1.12%        1.31%
  Expenses, before waivers/
    reimbursements                              1.08%        1.20%        1.20%(g)     1.16%        1.12%        1.31%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                            1.08%        1.12%        1.15%(g)     1.13%        1.09%        1.09%
  Net investment income                         5.38%        6.25%(e)     6.18%(g)     6.96%        7.79%        7.95%
Portfolio turnover rate                          127%         230%          65%         171%         276%         340%

See footnote summary on page 40.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class B
                                            ------------------------------------------------------------------------------
                                                   Year Ended          July 1,
                                                  September 30,        2003 to             Year Ended June 30,
                                            ------------------------   Sept. 30,   -------------------------------------
                                                2005       2004(a)      2003(b)      2003         2002(c)      2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.17       $11.96       $12.02       $10.70       $12.30       $11.92

Income From Investment Operations
Net investment income(d)                         .57          .66(e)       .16          .69          .85          .88
Net realized and unrealized gain
  (loss) on investment
  transactions                                  (.19)         .19         (.06)        1.35        (1.55)         .42
Net increase (decrease) in net
  asset value from operations                    .38          .85          .10         2.04         (.70)        1.30

Less: Dividends and Distributions
Dividends from net investment income            (.55)        (.64)        (.16)        (.70)        (.85)        (.88)
Distributions in excess of net
  investment income                               -0-          -0-          -0-          -0-        (.01)        (.01)
Tax return of capital                             -0-          -0-          -0-        (.02)        (.04)        (.03)
Total dividends and distributions               (.55)        (.64)        (.16)        (.72)        (.90)        (.92)
Net asset value, end of period                $12.00       $12.17       $11.96       $12.02       $10.70       $12.30

Total Return
Total investment return based on
  net asset value(f)                            3.13%        7.26%         .88%       19.85%       (6.23)%      11.24%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $162,973     $251,173     $383,763     $418,095     $458,394     $509,953
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.80%        1.89%        1.92%(g)     1.88%        1.83%        2.03%
  Expenses, before waivers/
    reimbursements                              1.80%        1.93%        1.92%(g)     1.88%        1.83%        2.03%
  Expenses,  before waivers/
    reimbursements, excluding
    interest expense                            1.79%        1.84%        1.87%(g)     1.85%        1.80%        1.81%
  Net investment income                         4.65%        5.55%(e)     5.48%(g)     6.27%        7.05%        7.18%
Portfolio turnover rate                          127%         230%          65%         171%         276%         340%

See footnote summary on page 40.


34 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class C
                                            ------------------------------------------------------------------------------
                                                   Year Ended          July 1,
                                                  September 30,        2003 to             Year Ended June 30,
                                            ------------------------   Sept. 30,   -------------------------------------
                                                2005        2004(a)      2003(b)      2003         2002(c)      2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.18       $11.96       $12.02       $10.70       $12.30       $11.91

Income From Investment Operations
Net investment income(d)                         .57          .67(e)       .16          .69          .85          .89
Net realized and unrealized gain
  (loss) on investment
  transactions                                  (.19)         .19         (.06)        1.35        (1.55)         .42
Net increase (decrease) in net
  asset value from operations                    .38          .86          .10         2.04         (.70)        1.31

Less: Dividends and Distributions
Dividends from net investment income            (.55)        (.64)        (.16)        (.70)        (.85)        (.89)
Distributions in excess of net
  investment income                               -0-          -0-          -0-          -0-        (.01)          -0-
Tax return of capital                             -0-          -0-          -0-        (.02)        (.04)        (.03)
Total dividends and distributions               (.55)        (.64)        (.16)        (.72)        (.90)        (.92)
Net asset value, end of period                $12.01       $12.18       $11.96       $12.02       $10.70       $12.30

Total Return
Total investment return based on
  net asset value(f)                            3.14%        7.35%         .88%       19.85%       (6.23)%      11.33%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $110,680     $126,685     $157,719     $168,123     $179,418     $185,022
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.79%        1.87%        1.91%(g)     1.87%        1.82%        2.03%
  Expenses, before waivers/
    reimbursements                              1.79%        1.92%        1.91%(g)     1.87%        1.82%        2.03%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                            1.78%        1.84%        1.86%(g)     1.84%        1.79%        1.81%
  Net investment income                         4.65%        5.55%(e)     5.49%(g)     6.28%        7.07%        7.22%
Portfolio turnover rate                          127%         230%          65%         171%         276%         340%


See footnote summary on page 40.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Advisor Class
                                            -------------------------------------------------
                                                  Year Ended            July 1,    August 8,
                                                 September 30,         2003 to,    2002(h) to
                                            ------------------------   Sept. 30,    June 30,
                                                2005       2004(a)      2003(b)       2003
                                            -----------  -----------  -----------  ----------
Net asset value, beginning of period          $12.19       $11.98       $12.03       $10.21

Income From Investment Operations
Net investment income(d)                         .68          .84(e)       .19          .69
Net realized and unrealized
  gain (loss) on
  investment transactions                       (.18)         .13         (.05)        1.85
Net increase in net
  asset value from
  operations                                     .50          .97          .14         2.54

Less: Dividends and Distributions
Dividends from net investment income            (.68)        (.76)        (.19)        (.70)
Tax return of capital                             -0-          -0-          -0-        (.02)
Total dividends and distributions               (.68)        (.76)        (.19)        (.72)
Net asset value, end of period                $12.01       $12.19       $11.98       $12.03

Total Return
Total investment return based on
  net asset value(f)                            4.10%        8.34%        1.22%       25.70%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $4,971          $86       $2,883       $2,298
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .83%         .88%         .91%(g)      .88%(g)
  Expenses, before waivers/
    reimbursements                               .83%         .92%         .91%(g)      .88%(g)
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                             .82%         .83%         .86%(g)      .85%(g)
  Net investment income                         5.62%        6.52%(e)     6.51%(g)     6.90%(g)
Portfolio turnover rate                          127%         230%          65%         171%


See footnote summary on page 40.


36 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   Class R
                                          ---------------------------
                                                         November 3,
                                           Year Ended    2003(h) to
                                          September 30, September 30,
                                               2005        2004(a)
                                           -----------  -------------
Net asset value, beginning of period          $12.18       $11.88

Income From Investment Operations
Net investment income(d)                         .60          .66(e)
Net realized and unrealized gain (loss) on
  investment transactions                       (.15)         .27
Net increase in net asset value
  from operations                                .45          .93

Less: Dividends
Dividends from net investment income            (.61)        (.63)
Net asset value, end of period                $12.02       $12.18

Total Return
Total investment return based on
  net asset value(f)                            3.71%        8.04%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $33          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.39%        1.34%(g)
  Expenses, before waivers/reimbursements       1.39%        1.39%(g)
  Expenses, before waivers/reimbursements,
    excluding interest expense                  1.38%        1.31%(g)
  Net investment income                         5.02%        6.04%(e)(g)
Portfolio turnover rate                          127%         230%

See footnote summary on page 40.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                             Class K
                                           ------------
                                             March 1,
                                            2005(h) to
                                          September 30,
                                                2005
                                           ------------
Net asset value, beginning of period          $12.48

Income From Investment Operations
Net investment income(d)                         .37
Net realized and unrealized loss on
  investment transactions                       (.48)
Net decrease in net asset value
  from operations                               (.11)

Less: Dividends
Dividends from net investment income.           (.36)
Net asset value, end of period                $12.01

Total Return
Total investment return based on
  net asset value(f)                            (.89)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $10
Ratio to average net assets of:
  Expenses(g)                                   1.10%
  Expenses, excluding interest expense(g)       1.10%
  Net investment income(g)                      5.25%
Portfolio turnover rate                          127%

See footnote summary on page 40.


38 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                             Class I
                                           ------------
                                             March 1,
                                            2005(h) to
                                           September 30,
                                                2005
                                           ------------
Net asset value, beginning of period          $12.48

Income From Investment Operations
Net investment income(d)                         .40
Net realized and unrealized loss
  on investment transactions                    (.49)
Net decrease in net asset value
  from operations                               (.09)

Less: Dividends
Dividends from net investment income            (.38)
Net asset value, end of period                $12.01

Total Return
Total investment return based on
  net asset value(f)                            (.70)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $10
Ratio to average net assets of:
  Expenses(g)                                    .79%
  Expenses, excluding interest expense(g)        .79%
  Net investment income(g)                      5.59%
Portfolio turnover rate                          127%

See footnote summary on page 40.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 39


(a) As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended September 30, 2004, was to increase net investment income per share by $.02 for Class A, B, C, Advisor Class and Class R and decrease net realized and unrealized gain on investment transactions per share by $.02 for Classs A, B, C, Advisor Class and Class R. Consequently, the ratios of net investment income to average net assets increased by 0.18%, 0.16%, 0.16%, 0.18% and 0.17% for Class A, B, C, Advisor Class and Class R, respectively.

(b)  The Portfolio changed its fiscal year end from June 30 to September 30.

(c) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share and net realized and unrealized loss on investments per share by less than $.01 for Class A, Class B and Class C, respectively, and decrease the ratio of net investment income to average net assets from 7.82% to 7.79% for Class A, from 7.08% to 7.05% for Class B and from 7.10% to 7.07% for Class C. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of expenses waived and reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h)  Commencement of distribution.


40 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Bond Fund, Inc. Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Corporate Bond Portfolio (the "Portfolio") one of the Portfolios constituting the AllianceBernstein Bond Fund, Inc., including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Corporate Bond Portfolio at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young
------------------
New York, New York
November 16, 2005


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 41


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy
Marshall C. Turner, Jr.

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Jeffrey S. Phlegar, Vice President
Lawrence J. Shaw(2), Vice President
Michael A. Snyder(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Corporate Bond and U.S. High Yield Investment Team. Messrs. Shaw and Snyder are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.


42 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


MANAGEMENT OF THE FUND





Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                        IN FUND            OTHER
NAME,                              PRINCIPAL                                            COMPLEX         DIRECTORSHIPS
ADDRESS, DATE OF BIRTH             OCCUPATION(S)                                      OVERSEEN BY          HELD BY
(FIRST YEAR ELECTED*)              DURING PAST 5 YEARS                                  DIRECTOR          DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr. #, +         Investment Adviser and an                               108                None
2 Sound View Drive                 independent consultant. He was
Suite 100                          formerly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
9/7/32                             investment adviser, with which
(1998)                             he had been associated since
Chairman of the Board              prior to 2000. He was formerly
                                   Deputy Comptroller and Chief
                                   Investment Officer of the State
                                   of New York and, prior thereto,
                                   Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block #, **                   Formerly Executive Vice President                       106                None
500 SE Mizner Blvd.                and Chief Insurance Officer of The
Boca Raton, FL 33432               Equitable Life Assurance Society
11/7/30                            of the United States; Chairman and
(1987)                             Chief Executive Officer of Evlico
                                   (insurance); Director of Avon, BP
                                   (oil and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem Financial
                                   Group and Donaldson, Lufkin &
                                   Jenrette Securities Corporation;
                                   Governor at Large, National Association
                                   of Securities Dealers, Inc.

David H. Dievler #                 Independent consultant. Until                           107                None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation ("ACMC")
(1987)                             responsible for mutual fund administration.
                                   Prior to joining ACMC in 1984, he was
                                   Chief Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior to that, he was Senior Manager
                                   at Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.

John Dobkin #                      Consultant. Formerly President                          106                None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001 - 2002, Senior
2/19/42                            Advisor from June 1999 - June 2000
(1998)                             and President of Historic Hudson Valley
                                   (historic preservation) from December
                                   1989 - May 1999. Previously, Director
                                   of the National Academy of Design and
                                   during 1988-1992, Director and
                                   Chairman of the Audit Committee
                                   of ACMC.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 43


                                                                                       PORTFOLIOS
                                                                                        IN FUND            OTHER
NAME,                              PRINCIPAL                                            COMPLEX         DIRECTORSHIPS
ADDRESS, DATE OF BIRTH             OCCUPATION(S)                                      OVERSEEN BY          HELD BY
(FIRST YEAR ELECTED*)              DURING PAST 5 YEARS                                  DIRECTOR          DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Michael J. Downey #                Consultant since January                                81                 Asia Pacific
c/o Alliance Capital               2004. Formerly managing                                                    Fund, Inc.;
Management L.P.                    partner of Lexington Capital,                                              and The
1345 Avenue of the Americas        LLC (investment  advisory firm)                                            Merger Fund.
New York, NY 10105                 from December 1997 until
Attention: Phil Kirstein           December 2003.  Prior thereto,
1/26/44                            Chairman and CEO of Prudential
(2005)                             Mutual Fund Management
                                   from 1987 to 1993.

D. James Guzy                      Chairman of the Board of PLX                            58                 Intel Corporation,
P.O. Box 128                       Technology (semi-conductors)                                               Cirrus Logic
Glenbrook, NV 89413                and of SRC Computers Inc.,                                                 Corporation,
3/7/36                             with which he has been associated                                          Novellus
(2005)                             since prior to 2000. He is also                                            Corporation,
                                   President of the Arbor Company                                             Micro Component
                                   (private family investments).                                              Technology, the
                                                                                                              Davis Selected
                                                                                                              Advisers Group of
                                                                                                              Mutual Funds
                                                                                                              and LogicVision.

Marshall C. Turner, Jr.            Principal of Turner Venture                             58                 Toppan
220 Montgomery Street              Associates (venture capital and                                            Photomasks, Inc.,
Penthouse 10                       consulting) since prior to 2000.                                           the George Lucas
San Francisco,                     Chairman and CEO, DuPont                                                   Educational
CA 94104                           Photomasks, Inc., Austin, Texas,                                           Foundation,
10/10/41                           2003-2005, and President and                                               Chairman of the
(2005)                             CEO since company acquired,                                                Board of the
                                   and name changed to Toppan                                                 Smithsonian's
                                   Photomasks, Inc. in 2005                                                   National Museum
                                   (semiconductor manufacturing                                               of Natural History.
                                   services).

INTERESTED DIRECTOR

Marc O. Mayer++                    Executive Vice President of                             81                 SCB Partners,
1345 Avenue of the Americas        ACMC since 2001; prior thereto,                                            Inc.; and
New York, NY 10105                 Chief Executive Officer of                                                 SCB Inc.
10/2/57                            Sanford C. Bernstein &Co.,
(2003)                             LLC (institutional research and
                                   brokerage arm of Bernstein &
                                   Co., LLC) ("SCB & Co.") and its
                                   predecessor since prior to 2000.

See footnote summary on page 45.


44 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


*    There is no stated term of office for the Fund's directors.

**   Ms.Block was an "interested person", as defined in the 1940 Act, from July
22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ('Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

#    Member of the Audit Committee, Governance and Nominating Committee and
Independent Directors Committee.

+    Member of the Fair Value Pricing Commitee.

++   Mr.Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 45


Officer Information

Certain information concerning the Fund's Officers is set forth below.

                              PRINCIPAL
NAME, ADDRESS*,               POSITION(S)                          PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                        DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
10/2/1957                     Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
5/29/1945                     & Independent                 Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds, with which he
                                                            has been associated since October
                                                            2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers L.P. since prior
                                                            to 2000 until March 2003.

Jeffrey S. Phlegar            Vice President                Executive Vice President of ACMC**,
6/28/1966                                                   with which he has been associated
                                                            since prior to 2000.

Lawrence J. Shaw              Vice President                Senior Vice President of ACMC**, with
2/9/1951                                                    which he has been associated
                                                            since prior to 2000.

Michael A. Snyder             Vice President                Senior Vice President of ACMC** since
4/18/1962                                                   May 2001. Prior thereto, he was a
                                                            Managing Director in the high yield
                                                            asset group at Donaldson, Lufkin &
                                                            Jenrette Corporation since prior to
                                                            2000.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant
11/13/55                                                    General Counsel and Assistant
                                                            Secretary of AllianceBernstein
                                                            Investment Research and
                                                            Management, Inc. ("ABIRM")**, with
                                                            which she has been associated since
                                                            prior to 2000.


46 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                              PRINCIPAL
NAME, ADDRESS*,               POSITION(S)                          PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                        DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global
10/4/1950                     Financial Officer             Investor Services,Inc. ("AGIS")** and
                                                            Vice President of ABIRM**, with
                                                            which he has been associated since
                                                            prior to 2000.

Vincent S. Noto               Controller                    Vice President of AGIS**, with which
12/14/1964                                                  he has been associated since prior to
                                                            2000.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 47


Information Regarding the Review and Approval of the Fund's Investment Advisory Contract

In this disclosure, the term "Fund" refers to AllianceBernstein Bond Fund, Inc., and the term "Portfolio" refers to Corporate Bond Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Investment Advisory Contract (the "Advisory Agreement") between the Fund and the Adviser in respect of the Portfolio at a meeting held on June 15, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of the Portfolio (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;


48 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

    10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Portfolio;

    11. the Adviser's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Portfolio;

    12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

    13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

    14. the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 49


confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Portfolio.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the stated fee rates in the Portfolio's Advisory Agreement.


50 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 51


Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. Since the Portfolio does not normally engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Portfolio in respect of classes of shares of the Portfolio that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Portfolio; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors also believe that the Adviser derives reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance for Class A shares of the Portfolio as compared to other funds in the Lipper Corporate Debt BBB-Rated Funds Average for periods ending March 31, 2005 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (inception March 1974) and for each of the last ten calendar years and compared to the Lehman Brothers Long BAA U.S. Credit Index. The directors also reviewed information from a report prepared by Lipper showing performance for Class A shares of the Portfolio as compared to a group of 9 to 7 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 35 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended March 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that the Lipper category data showed the Portfolio's performance for the periods ending March 31, 2005 was somewhat above the Lipper median for the 5-year period and significantly above the Lipper medians for all other periods reviewed, and that the Fund's performance for calendar years 2002, 1998 and 1994 was significantly below the Lipper medians, close to the Lipper median for calendar year 2000 and significantly


52 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


above the Lipper medians for all other calendar year periods reviewed. The directors further noted that in the Performance Universe comparison, the Portfolio was in the third quintile in the 5-year period but in the first or second quintile in the Performance Group and Performance Universe comparisons for all other periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 50 basis points was slightly higher than the median for the Expense Group. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was one basis point. As a result, the Adviser's total compensation pursuant to the Fund's Advisory Agreement was at a rate that slightly exceeded the median for the Expense Group. The directors also noted that the Portfolio's total expense ratio was somewhat above the median for the Expense Group and the median for the Expense Universe. The directors concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 53


a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


54 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-------------------------------------------
Wealth Strategies Funds
-------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy
-------------------------------------------
Blended Style Funds
-------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio
-------------------------------------------
Growth Funds
-------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*
-------------------------------------------
Value Funds
-------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund
-------------------------------------------
Taxable Bond Funds
-------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio
-------------------------------------------
Municipal Bond Funds
-------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia
-------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York
-------------------------------------------
Closed-End Funds
-------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 55


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Corporate Bond Portfolio, the AllianceBernstein Quality Bond Portfolio and the AllianceBernstein U.S. Government Portfolio of AllianceBernstein Bond Fund, Inc. (the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from providing such services.

     5.  Possible economies of scale as the Funds grow larger.

     6. Nature and quality of the Adviser's services, including the performance of the Funds.

* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


56 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                              Advisory Fee Based on % of
Fund                          Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein
Corporate Bond Portfolio      Monthly fee of
                              First $2.5 billion                   1/12 of .50%
                              Next $2.5 billion                    1/12 of .45%
                              Excess of $5 billion                 1/12 of .40%
AllianceBernstein
Quality Bond Portfolio        Monthly fee of
                              First $2.5 billion                   1/12 of .45%
                              Next $2.5 billion                    1/12 of .40%
                              Excess of $5 billion                 1/12 of .35%
AllianceBernstein
U.S. Government Portfolio     Quarterly fee of
                              First $2.5 billion                         .1125%
                              Next $2.5 billion                            .10%
                              Excess over $5 billion                     .0875%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Funds as indicated below:

                                         Latest
                                      Fiscal Year            As % of Average
Fund                                     Amount             Daily Net Assets
-------------------------------------------------------------------------------

AllianceBernstein
  Corporate Bond Portfolio            $ 98,000.00                 .01

AllianceBernstein
  Quality Bond Portfolio*                       0                  .0

AllianceBernstein
  U.S. Government Portfolio           $ 97,728.00                 .01

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Quality Bond Portfolio for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. Pro-forma expense ratio information for each Fund is also set forth below.

* For the most recently completed fiscal year, with respect to the Quality Bond Portfolio, the Adviser waived $89,000 (or .02% of average daily net assets).


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 57


                             Expense Cap
                             pursuant to
                               Expense
                              Limitation           Pro-Forma          Fiscal
Fund                         Undertaking         Expense Ratio*      Year End
-------------------------------------------------------------------------------
AllianceBernstein           Advisor-0.68%              .79%         October 31,
  Quality Bond Portfolio    Class A-0.98%             1.10%             2004
                            Class B-1.68%             1.83%
                            Class C-1.68%             1.82%
                            Class R-1.18%             1.30%

                                                Pro-Forma              Fiscal
Fund                                          Expense Ratio*          Year End
-------------------------------------------------------------------------------
AllianceBernstein
  Corporate Bond Portfolio                    Advisor-0.73%          September
                                              Class A-1.00%           30, 2004
                                              Class B-1.72%
                                              Class C-1.71%
                                              Class R-1.21%
AllianceBernstein
  U.S. Government Portfolio                   Advisor-0.71%          September
                                              Class A-1.01%           30, 2004
                                              Class B-1.74%
                                              Class C-1.73%
                                              Class R-1.27%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Funds to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information

* This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


58 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Quality Bond Portfolio. The Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Corporate Bond Portfolio or the U.S. Government Portfolio.

                          Total Net Assets
                               03/31/05           Alliance Institutional
Fund                            ($MIL)                Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein
  Quality Bond Portfolio          571             U.S. Core High-Grade
                                                    Fixed Income
                                                  40 bp on 1st $20 m
                                                  25 bp on next $80 m
                                                  20 bp on next $100 m
                                                  15 bp on the balance
                                                  Minimum account size $20 m

     The Adviser also manages and sponsors retail fixed income mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for offshore mutual funds with similar investment styles as the
Funds:

Asset Class                                               Fee
---------------------------------------------------------------
Fixed Income                                             .65%


The Adviser represented that it does not sub-advise any registered investment companies with similar investment styles as the Funds.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset levels for the Funds.*

                                                  Lipper Group
Fund                                  Fee            Median              Rank
-------------------------------------------------------------------------------
AllianceBernstein Corporate
  Bond Portfolio                    0.500             0.488               6/9
AllianceBernstein Quality
  Bond Portfolio                    0.450             0.616              1/12
AllianceBernstein U.S.
  Government Portfolio              0.450             0.544              2/10

* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 59


Lipper also analyzed the expense ratios of each Fund in comparison to its Lipper Expense Group* and Lipper Expense Universe**. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                   Lipper             Lipper                        Lipper
                    Expense       Universe           Universe           Lipper      Group
Fund                 Ratio         Median              Rank          Group Rank     Median
------------------------------------------------------------------------------------------
AllianceBernstein
  Corporate
  Bond Portfolio     1.078          1.026              14/25              6/9         .984
AllianceBernstein
  Quality
  Bond Portfolio     0.979          0.955              39/67             2/12        1.066
AllianceBernstein
  U.S. Government
  Portfolio          1.046          0.985              24/38             8/10         .996

Based on this analysis, the Funds have a more favorable ranking on an advisory fee basis than they do on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

With the exception of the Quality Bond Portfolio, the pre-tax profitability margin of the Adviser decreased during calendar year 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early

* Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

**   Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


60 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


in 2004. For the Quality Bond Portfolio, it appears that the Adviser's profit margin increased in 2004, as a result of the reduction in fee waivers and expense reimbursements.

In addition to the Adviser's direct profits from managing the Funds pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Funds for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of each Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of each Fund's shares in the Funds' most recent fiscal year:

Fund                                                         Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio                        $21,917
AllianceBernstein Quality Bond Portfolio                          $ 4,297
AllianceBernstein U.S. Government Portfolio                       $11,758

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 61


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for each Fund during the Funds' most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                             12b-1 Fee
Fund                                         Received*         CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein
  Corporate Bond Portfolio                  $ 6,124,397           $  54,108
AllianceBernstein
  Quality Bond Portfolio                    $ 1,177,056           $ 178,196
AllianceBernstein
  U.S. Government Portfolio                 $ 6,317,922           $ 685,181

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fees from the Funds in the most recent fiscal year:

Fund                                                                 AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio                         $ 1,082,000
AllianceBernstein Quality Bond Portfolio                           $ 1,083,000
AllianceBernstein U.S. Government Portfolio                        $ 2,010,000

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules for the Funds reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data

*    12b-1 amounts are gross amounts paid to ABIRM.


62 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Funds and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds relative to its Lipper universe:

                                             Performance Year
                                   Rank in Performance Universe for Periods
                                           Ended March 31, 2005
-------------------------------------------------------------------------------
Fund                              1           3              5            10
-------------------------------------------------------------------------------
AllianceBernstein
  Corporate Bond
  Portfolio                    3/35        6/27          10/21          1/10
AllianceBernstein
  Quality Bond
  Portfolio                   58/80       48/66          30/47           N/A
AllianceBernstein
  U.S. Government
  Portfolio                   32/44       35/41          32/38         31/32

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 63


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

CBPAR0905



[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

AllianceBernstein Bond Fund
U.S. Government Portfolio

ANNUAL REPORT
September 30, 2005

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


November 17, 2005

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Bond Fund U.S. Government Portfolio (the "Portfolio") for the annual reporting period ended September 30, 2005.

Investment Objective and Policies
This open-end fund seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Portfolio invests in U.S. government securities, repurchase agreements and forward contracts relating to U.S. government securities.

Investment Results
The table on page 4 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) Government Index, which represents the U.S. government bond market, for the six- and 12-month periods ended September 30, 2005. We have also included performance for the Lipper General U.S. Government Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees.

The Portfolio modestly underperformed its benchmark, the LB Government Index, and matched the Lipper Average, for the 12-month period ended September 30, 2005. Contributing positively to the Portfolio's relative performance was its shorter-than-benchmark duration as well as its yield curve positioning during a period of rising interest rates. During the annual period under review, the yield curve flattened by 189 basis points as yields on short and intermediate maturity Treasuries rose, while longer maturities remained stable, or actually declined. Specifically, two-year and five-year yields rose by 156 basis points and 82 basis points, respectively. Ten-year yields rose more modestly by 20 basis points while longer 30-year maturity Treasuries actually declined by 32 basis points. Additionally, the Portfolio's non-government holdings also contributed positively to relative performance.

Detracting from the Portfolio's performance for the 12-month period was its long mortgage position versus a short agency position. During the year, mortgage securities underperformed agency securities on a duration-adjusted basis. Mortgage issue selection, however, was positive as the Portfolio's allocation to 15-year pass-through securities outperformed 30-year pass through securities.

Market Review and Investment Strategy
Investment-grade fixed-income returns were moderate during the annual reporting period reflecting generally higher interest rates, a significant flattening of the yield curve, and modest spread movement in the non-Treasury sectors of the market. The U.S. Treasury market, as measured by the Lehman Brothers Treasury Index, posted a return of 2.48% for the reporting period, despite the headwinds of continued rate increases by the Federal Reserve. Beginning in June 2004, the Federal Reserve hiked the

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 1


Fed Funds benchmark rate 12 times for a total of 300 basis points, bringing the Fed Funds target from its all-time low of 1% to 4%. With rates rising, Treasury Inflation-Protected Securities (TIPS) outperformed conventional Treasuries at 3.84%, according to the Lehman Brothers 1-10 Year TIPS Index.

Agency securities, as represented by Lehman Brothers, posted a return of 2.41%. Agency spreads tightened during the year, reflecting the scarcity of new issuance and strong foreign demand. Asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also posted modest returns of 1.88% and 1.94% and outperformed other benchmark sectors on a duration-adjusted basis. Investors readily absorbed heavy new issuance in the CMBS market. Within the ABS market, manufactured housing outpaced the other sectors, posting a return of 3.34%, followed by home equity loans at 2.78%, utilities at 1.80%, credit cards at 1.54% and autos at 1.49%. ABS securities were helped by limited new supply and a general flight toward floating-rate assets as interest rates continued to climb.

Mortgage pass-through securities returned 3.29%, however they underperformed other sectors on a duration-adjusted basis. Heavy supply and the lack of a significant investor base outside of foreign investors negatively impacted the sector. Fifteen-year mortgage pass-through securities outperformed 30-year pass through securities based on limited supply given investor preference for 30-year adjustable rate mortgages over 30-year conventionals.

During the reporting period, the Portfolio remained positioned for U.S. interest rates to rise. Accordingly, the Portfolio's U.S. Investment Grade Structured Asset Investment Team kept the Portfolio's overall duration shorter than that of its benchmark. Additionally, the Portfolio was underweight in short and intermediate maturities to help protect against the negative effect of rising short-term interest rates. As a further buffer against rising U.S. interest rates, a portion of the Portfolio was invested in inflation-protected Treasuries and hybrid adjustable-rate mortgage securities. Structured CMO's (Collateralized Mortgage Obligations) were also favored due to their yield advantage and stability in periods of volatility. Additionally, within the Portfolio's mortgage pass-through selection, 15-year mortgages were utilized due to favorable supply technicals and the fact that they are less sensitive to volatility.

2 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged Lehman Brothers (LB) Government Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is composed of the LB Treasury Index and the LB Agency Index. For the six- and 12-month periods ended September 30, 2005, the Lipper General U.S. Government Funds Average consisted of 170 and 164 funds, respectively. These funds have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk
Price fluctuations in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE PORTFOLIO VS. ITS BENCHMARK                      Returns
                                              -----------------------
PERIODS ENDED SEPTEMBER 30, 2005              6 Months      12 Months
AllianceBernstein Bond Fund
  U.S. Government Portfolio
  Class A                                       1.97%          2.31%
  Class B                                       1.60%          1.57%
  Class C                                       1.61%          1.58%
  Advisor Class                                 2.27%          2.76%
  Class R**                                     1.89%          2.14%
  Class K**                                     2.04%          1.79%*
  Class I**                                     2.20%          1.97%*

Lehman Brothers Government Index                2.39%          2.47%
Lipper General U.S. Government Funds Average    1.95%          2.31%

*  Since Inception: see inception dates below.

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R shares is 11/3/03; the inception date for Class K and Class I shares is 3/1/05.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/95 TO 9/30/05

o  AllianceBernstein Bond Fund U.S. Government Portfolio Class A
o  Lehman Brothers Government Index


AllianceBernstein Bond Fund U.S. Government Portfolio Class A: $15,705 Lehman Brothers Government Index: $18,494


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

9/30/95                $ 9,575             $10,000
9/30/96                $ 9,739             $10,442
9/30/97                $10,549             $11,398
9/30/98                $11,855             $12,948
9/30/99                $11,536             $12,727
9/30/00                $12,311             $13,641
9/30/01                $13,743             $15,450
9/30/02                $14,808             $17,001
9/30/03                $14,961             $17,605
9/30/04                $15,354             $18,048
9/30/05                $15,705             $18,494

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund U.S. Government Portfolio Class A shares (from 9/30/95 to 9/30/05) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2005
                        NAV Returns           SEC Returns
Class A Shares
1 Year                     2.31%                -2.10%
5 Years                    5.00%                 4.10%
10 Years                   5.07%                 4.62%
SEC Yield**                3.69%

Class B Shares
1 Year                     1.57%                -1.38%
5 Years                    4.26%                 4.26%
10 Years(a)                4.61%                 4.61%
SEC Yield **               3.12%

Class C Shares
1 Year                     1.58%                 0.60%
5 Years                    4.25%                 4.25%
10 Years                   4.33%                 4.33%
SEC Yield**                3.12%

Advisor Class Shares
1 Year                     2.76%
Since Inception*           5.40%
SEC Yield **               4.14%

Class R Shares+
1 Year                     2.14%
Since Inception*           3.06%
SEC Yield**                3.83%

Class K Shares+
Since Inception*           1.79%
SEC Yield **               4.18%

Class I Shares+
Since Inception*           1.97%
SEC Yield **               4.49%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)

Class A Shares
1 Year                    -2.10%
5 Years                    4.10%
10 Years                   4.62%

Class B Shares
1 Year                    -1.38%
5 Years                    4.26%
10 Years(a)                4.61%

Class C Shares
1 Year                     0.60%
5 Years                    4.25%
10 Years                   4.33%



(a) Assumes conversion of Class B shares into Class A shares after six years.

* Inception Date: 10/6/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

** SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2005.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                      Beginning                     Ending
                    Account Value               Account Value               Expenses Paid
                    April 1, 2005             September 30, 2005            During Period*
              -------------------------  ---------------------------  ------------------------
              Actual     Hypothetical     Actual    Hypothetical**      Actual   Hypothetical
              --------------------------------------------------------------------------------
Class A        $1,000        $1,000      $1,019.74     $1,018.40        $6.73       $6.73
Class B        $1,000        $1,000      $1,016.04     $1,014.84        $10.31      $10.30
Class C        $1,000        $1,000      $1,016.07     $1,014.84        $10.31      $10.30
Advisor
  Class        $1,000        $1,000      $1,022.69     $1,020.51         $4.61       $4.61
Class R        $1,000        $1,000      $1,018.92     $1,017.45         $7.69       $7.69
Class K        $1,000        $1,000      $1,020.40     $1,019.10         $6.03       $6.02
Class I        $1,000        $1,000      $1,022.00     $1,020.56         $4.56       $4.56


* Expenses are equal to the classes' annualized expense ratios of 1.33%, 2.04%, 2.04%, 0.91%, 1.52%, 1.19% and 0.90%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365.

**  Assumes 5% return before expenses.

6 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


PORTFOLIO SUMMARY
September 30, 2005

PORTFOLIO STATISTICS
Net Assets ($mil): $772.7

SECURITY TYPE BREAKDOWN*
[ ]     59.2%      U.S. Treasury Securities
[ ]     13.0%      Federal National Mortgage
                   Association
[ ]     10.8%      Collateralized Mortgage
                   Obligations
[ ]      8.8%      Federal Home Loan
                   Mortgage Corp.
[ ]      2.9%      Government National               [PIE CHART OMITTED]
                   Mortgage Association
[ ]      1.7%      Asset Backed Securities
[ ]      1.5%      Stripped Mortgage Backed
                   Securities
[ ]      0.6%      Collateralized Mortgage
                   Backed Securities
[ ]      1.5%      Short-Term


* All data are as of September 30, 2005. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 7


PORTFOLIO OF INVESTMENTS
September 30, 2005

                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
SPONSORED AGENCY OBLIGATIONS-87.0%
U.S. Treasury Bonds-32.3%
  6.25%, 8/15/23-5/15/30*                      $ 66,300      $80,793,648
  7.125%, 2/15/23                                20,000       25,950,000
  7.25%, 5/15/16                                 20,000       24,741,400
  7.50%, 11/15/16                                23,000       29,111,169
  11.25%, 2/15/15                                20,000       30,494,540
  12.50%, 8/15/14(a)*                            45,150       58,384,594
                                                            ------------
                                                             249,475,351

U.S. Treasury Notes-29.1%
  2.00%, 7/15/14*                                18,338       18,732,777
  3.00%, 2/15/09*                                25,600       24,636,006
  3.25%, 1/15/09*                                28,600       27,774,404
  3.375%, 11/15/08*                              21,750       21,230,893
  3.625%, 1/15/10*                                7,010        6,848,167
  3.875%, 5/15/09                                22,545       22,298,403
  4.00%, 6/15/09-2/15/14*                        81,235       80,295,365
  4.75%, 5/15/14*                                22,610       23,293,591
                                                            ------------
                                                             225,109,606

Federal National Mortgage Association-13.5%
  4.58%, 4/01/35                                 14,644       14,525,378
  4.75%, 7/01/35                                  7,773        7,724,672
  4.898%, 9/01/35                                 2,988        2,984,562
  5.00%, 12/01/17-10/25/33                       37,614       29,317,460
  5.50%, 9/25/17-3/25/33                         13,762       13,791,265
  6.00%, 12/01/13-2/01/14                         9,949       10,235,576
  6.50%, 4/25/32-1/25/44                         13,420       13,838,861
  7.00%, 1/01/21                                  1,639        1,724,543
  7.50%, 12/01/09-4/01/17                         4,559        4,781,114
  8.50%, 4/01/08                                    460          463,178
  9.00%, 8/01/21                                    343          371,173
  10.00%, 11/01/13-10/01/14                       3,581        3,840,123
  11.00%, 7/01/16                                   543          592,479
                                                            ------------
                                                             104,190,384

Federal Home Loan Mortgage Corp.-9.1%
  5.00%, 4/15/15-6/15/31                         54,212       44,033,594
  5.50%, 7/15/17                                 10,795       11,022,019
  6.00%, 6/01/20-5/15/35                         13,396       13,655,671
  7.00%, 12/01/10                                 1,055        1,080,020
  8.00%, 9/01/11                                    572          579,647
                                                            ------------
                                                              70,370,951

8 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Government National Mortgage
  Association-3.0%
Single Family Homes
  6.00%, 7/20/32                                $ 2,910       $2,968,200
  7.00%, 12/15/26                                 3,786        4,002,432
  7.50%, 12/15/14                                 9,155        9,667,402
  8.00%, 3/15/12                                  4,246        4,474,587
  8.15%, 9/15/20                                    553          583,034
  9.00%, 12/15/09-12/15/19                        1,247        1,301,069
                                                            ------------
                                                              22,996,724
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $668,310,934)                                        672,143,016

COLLATERALIZED MORTGAGE
  OBLIGATIONS-11.2%
ABN Amro Mortgage Corp.
  Series 2003-5 Cl.A11
  4.75%, 4/25/33                                  6,975        6,901,902
Citicorp Mortgage Securities, Inc.
  Series 2004-7 Cl.1A1
  5.25%, 9/25/34                                  6,865        6,842,436
  Series 2003-8 Cl.A1
  5.50%, 8/25/33                                  7,285        7,334,859
Countrywide Home Loans
  Series 2004-J9 Cl.2A1
  5.25%, 1/25/35                                  6,630        6,601,849
  Series 2005-12 Cl.1A5
  5.25%, 5/25/35                                  8,602        8,558,606
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2004-R2 Cl.A1
  5.05%, 12/28/33(b)                              3,934        3,696,209
  Series 2004-8 Cl.1A2
  5.25%, 12/25/34                                 6,220        6,193,345
Master Adjustable Rate Mortgages Trust
  Series 2004-8 Cl.5A1
  4.72%, 8/25/34                                  4,400        4,368,025
Master Asset Securitization Trust
  Series 2004-9 Cl.3A1
  5.25%, 7/25/34                                  6,863        6,837,511
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A5 Cl.A3
  4.442%, 6/25/35                                 8,355        8,267,523
Residential Asset Mortgage Products, Inc.
  Series 2004-SL2 Cl.A2
  6.50%, 10/25/31                                 6,025        6,096,003

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 9


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Residential Asset Securitization Trust
  Series 2003-A15 Cl.B2
  5.58%, 2/25/34                               $  1,747       $1,691,775
SASCO Net Interest Margin Trust
  Series 2004-9XS Cl.A
  5.25%, 5/28/34(b)                               1,589        1,579,373
Structured Asset Securities Corp.
  Series 2003-6A Cl.B3
  5.45%, 3/25/33                                  2,743        2,717,845
  Series 2002-3 Cl.B3
  6.50%, 3/25/32                                  3,409        3,406,715
Wells Fargo Mortgage Backed
  Securities Trust
  Series 2005-AR2 Cl.2A1
  4.56%, 3/25/35                                  5,604        5,542,748
                                                            ------------
Total Collateralized Mortgage Obligations
  (cost $87,524,424)                                          86,636,724

ASSET BACKED SECURITIES-1.8%
Fixed Rate-0.2%
Countrywide Asset-Backed Certificates
  Series 2004-2N Cl.N1
  5.00%, 2/25/35(b)                               1,123        1,122,517

Adjustable Rate-1.6%
Long Beach Mortgage Loan Trust
  Series 2003-1 Cl.M2
  5.88%, 3/25/33                                  6,465        6,538,765
Morgan Stanley ABS Capital I
  Series 2004-NC3 Cl.M2
  4.93%, 3/25/34                                  6,000        6,050,640
                                                            ------------
                                                              12,589,405
                                                            ------------
Total Asset Backed Securities
  (cost $13,777,115)                                          13,711,922

STRIPPED MORTGAGE BACKED
  SECURITIES-1.6%
Morgan Stanley Capital I
  Series 2003-IQ4 Cl.X1
  0.21%, 5/15/40(b)                              98,506        3,830,894
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Cl.X
  2.12%, 12/21/26                                32,338          437,208
Prudential Securities Secured Financing Corp.
  Series 1999-NRF1 Cl.AEC
  0.80%, 11/01/31(b)                            290,861        7,888,163
                                                            ------------
Total Stripped Mortgage Backed Securities
  (cost $12,729,417)                                          12,156,265


10 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES-0.6%
Commercial Mortgage Acceptance Corp.
  Series 1997-ML1 Cl.A2
  6.53%, 12/15/30                              $  2,978       $3,020,333
Credit Suisse First Boston Mortgage
  Series 2001-CK3 Cl.AX
  0.98%, 6/15/34(b)                              36,588        1,589,037
                                                            ------------
Total Commercial Mortgage Backed Securities
  (cost $4,360,981)                                            4,609,370

SHORT-TERM INVESTMENTS-1.5%
Commercial Paper-1.3%
Rabobank USA Financial Corp.
  3.88%, 10/03/05                                10,400       10,397,758
U.S. Treasury Bill-0.2%
  Zero coupon, 11/25/05(c)                        1,500        1,492,151
                                                            ------------
Total Short-Term Investments
  (amortized cost $11,889,909)                                11,889,909
                                                            ------------
Total Investments Before Security Lending
Collateral
  (cost $798,592,780)                                        801,147,206

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-31.4%
Short-Term Investments
Deutsche Bank
  3.86%, 2/26/06                                 18,500       18,513,949
Gemini
  3.881%, 10/03/05                               20,000       19,993,534
Goldman Sachs
  3.93%, 12/02/05                                25,000       25,000,000
Gotham Funding
  3.792%, 10/26/05                               29,001       28,909,647
Lexpar
  3.901%, 10/03/05                               25,000       24,991,875
Morgan Stanley
  3.88%-3.89%, 12/13/05-1/20/06                  61,000       61,000,000
Sigma Funding
  3.73%-4.02%, 3/06/06-7/25/06                   38,000       38,244,350
Three Rivers
  3.64%, 10/03/05                                25,000       24,934,458
                                                            ------------
                                                             241,587,813


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 11


                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
UBS Private Money Market Fund, LLC
  3.65%                                       1,023,935       $1,023,935
                                                            ------------
Total Investment of Cash Collateral for
Securities Loaned
  (cost $242,611,748)                                        242,611,748
                                                            ------------
Total Investments-135.1%
  (cost $1,041,204,528)                                    1,043,758,954
Other assets less liabilities-(35.1%)                       (271,027,393)
Net Assets-100%                                             $772,731,561


FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                            Value at
                   Number of     Expiration    Original    September 30,   Unrealized
Type               Contracts       Month         Value         2005       Appreciation
U.S. Treasury
Note 10 Yr Future      350      December 2005   $38,871,876  $38,472,656    $399,220

REVERSE REPURCHASE AGREEMENT (see Note D)

Broker                          Interest Rate    Maturity      Amount
Citigroup Global Markets, Inc.       3.70%       10/04/05   $27,101,137

* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Positions, or portions thereof, with an aggregate market value of $27,155,625 have been segregated to collateralize reverse repurchase agreements.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers. At September 30, 2005, the aggregate market value of these securities amounted to $19,706,193 representing 2.6% of net assets.

(c) Position, or a portion thereof, with a market value of $1,492,151 has been segregated to collateralize margin requirements for open futures contracts.

   See notes to financial statements.

12 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
September 30, 2005

Assets
Investments in securities, at value (cost $1,041,204,528--
  including investment of cash collateral for securities
  loaned of $242,611,748)                                   $1,043,758,954(a)
Cash                                                               227,358
Interest receivable                                              7,214,866
Receivable for capital stock sold                                2,228,971
Receivable for variation margin on futures contracts               114,844
                                                            --------------
Total assets                                                 1,053,544,993
Liabilities
Payable for collateral received on securities loaned           242,611,748
Payable for reverse repurchase agreement                        27,101,137
Payable for capital stock redeemed                               5,201,840
Payable for investment securities purchased                      3,001,967
Advisory fee payable                                               869,323
Dividends payable                                                  865,631
Distribution fee payable                                           325,778
Transfer Agent fee payable                                         295,098
Accrued expenses                                                   540,910
Total liabilities                                              280,813,432
Net Assets                                                  $  772,731,561
Composition of Net Assets
Capital stock, at par                                             $110,627
Additional paid-in capital                                     911,591,828
Distributions in excess of net investment income                (6,188,867)
Accumulated net realized loss on investment
  transactions                                                (135,734,289)
Net unrealized appreciation of investments                       2,952,262
                                                            --------------
                                                            $  772,731,561

Calculation of Maximum Offering Price

                                          Net Asset Value and:
                                         ---------------------   Maximum
                              Shares     Offering   Redemption   Offering
Class       Net Assets     Outstanding     Price      Price       Price*
-------------------------------------------------------------------------
A       $  543,546,535      77,828,068        --    $   6.98    $   7.29
B       $  138,855,584      19,883,802   $  6.98          --          --
C       $   84,303,251      12,053,893   $  6.99          --          --
Advisor $    5,981,046         854,992   $  7.00    $   7.00          --
R       $       25,150           3,601   $  6.98    $   6.98          --
K       $       10,048           1,439   $  6.98    $   6.98          --
I       $        9,947        1,424.50   $  6.98    $   6.98          --



* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

(a) Includes securities on loan with a value of $233,157,231 (see Note E).

    See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 13


STATEMENT OF OPERATIONS
Year Ended September 30, 2005

Investment Income
Interest                                                        $  59,675,254
Expenses
Advisory fee                                 $   4,928,939
Distribution fee--Class A                        1,750,717
Distribution fee--Class B                        1,839,967
Distribution fee--Class C                          950,875
Distribution fee--Class R                               97
Distribution fee--Class K                               15
Transfer agency                                  2,815,920
Custodian                                          309,036
Printing                                           289,104
Registration fees                                   95,699
Administrative                                      91,771
Audit                                               64,386
Legal                                               32,449
Directors' fees                                     26,095
Miscellaneous                                       69,144
Total expenses before interest expense          13,264,214
Interest expense                                 2,731,570
Total expenses                                 15,995,784
Less: expense offset arrangement
(see Note B)                                       (15,301)
Net expenses                                                        15,980,483
Net investment income                                               43,694,771
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized loss on:
  Investment transactions                                           (4,816,387)
  Futures contracts                                                 (3,086,147)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                      (11,171,234)
  Futures contracts                                                    951,004
Net loss on investment transactions                                (18,122,764)
Net Increase in Net Assets
  from Operations                                                 $ 25,572,007

See notes to financial statements.

14 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended          Year Ended
                                              September 30,        September 30,
                                                  2005                 2004

Increase (Decrease) in Net Assets
from Operations
Net investment income                        $  43,694,771       $  54,518,687
Net realized loss on investment
  transactions                                  (7,902,534)        (21,127,257)
Net change in unrealized
  appreciation/depreciation
  of investments                               (10,220,230)         (6,138,651)
Net increase in net assets
  from operations                               25,572,007          27,252,779
Dividends to Shareholders from
Net investment income
  Class A                                      (24,186,748)        (32,446,874)
  Class B                                       (6,345,707)        (11,746,705)
  Class C                                       (3,259,002)         (4,996,461)
  Advisor Class                                (12,695,436)        (11,309,550)
  Class R                                             (760)               (529)
  Class K                                             (238)                 -0-
  Class I                                             (254)                 -0-
Capital Stock Transactions
Net decrease                                  (416,393,877)       (338,594,406)
Total decrease                                (437,310,015)       (371,841,746)
Net Assets
Beginning of period                          1,210,041,576       1,581,883,322
End of period (including distributions
  in excess of net investment income
  of ($6,188,867) and
  ($10,925,696), respectively)               $ 772,731,561     $ 1,210,041,576

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 15


NOTES TO FINANCIAL STATEMENTS
September 30, 2005

NOTE A
Significant Accounting Policies
AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Government Portfolio. The U.S. Government Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices

16 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 17


3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts and amortizes premiums as adjustments to interest income.

4. Income and Expenses
All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

5. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements
It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's net assets valued on the last business day of the previous quarter. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at a quarterly rate of .15% (approximately .60% on an annual basis) of the first $500 million of the Portfolio's net assets and .125% (approximately .50% on an annual basis) of it net assets over $500 million, valued on the last business day of the previous quarter. The fee is accrued daily and paid quarterly.

18 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio paid $91,771 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended September 30, 2005.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $ 1,554,400 for the year ended September 30, 2005.

For the year ended September 30, 2005, the Portfolio's expenses were reduced by $15,301 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $9,606 from the sales of Class A shares and received $7,728, $169,513 and $6,312 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2005.

NOTE C
Distribution Services Agreement
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio's average daily net assets attributable to Class R shares and .25% of the Portfolio's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $2,777,937, $6,056,243, $410 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Portfolio in future pe-

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 19


riods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2005, were as follows:

                                          Purchases             Sales
Investment securities (excluding
  U.S. government securities)          $  117,511,723      $  146,507,432
U.S. government securities              2,051,228,965       2,531,612,922

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding future contracts) are as follows:

Cost                                                        $1,052,593,984
Gross unrealized appreciation                               $    1,100,652
Gross unrealized depreciation                                   (9,935,682)
Net unrealized depreciation                                 $   (8,835,030)

1. Financial Futures Contracts
The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

20 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


2. Swap Agreements
The Portfolio may enter into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

3. Option Transactions
For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unex

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 21


ercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value.

4. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended September 30, 2005, the average amount of reverse repurchase agreements outstanding was $112,462,350 and the daily weighted average annualized interest rate was 2.40%.

5. Dollar Rolls
The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2005, the Portfolio earned drop income of $1,402,743 which is included in interest income in the accompanying statement of operations.

NOTE E
Securities Lending
The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income

22 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2005, the Portfolio had loaned securities with a value of $233,157,231 and received cash collateral which was invested in short-term securities valued at $242,611,748 as included in the accompanying portfolio of investments. For the year ended September 30, 2005, the Portfolio earned fee income of $358,391 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock
There are 21,000,000,000 shares of $.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:
                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     September 30,  September 30, September 30,   September 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            3,126,480     4,218,101     $22,073,490     $30,146,844
Shares issued in
  reinvestment of
  dividends            2,261,039     2,862,366      15,978,830      20,389,259
Shares converted
  from Class B         4,124,189     2,905,427      29,086,145      20,665,943
Shares redeemed      (19,738,404)  (33,589,991)   (139,391,330)   (239,197,202)
Net decrease         (10,226,696)  (23,604,097)   $(72,252,865)  $(167,995,156)

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 23


                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     September 30,  September 30, September 30,   September 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class B
Shares sold            1,200,396     2,167,866      $8,484,320     $15,470,284
Shares issued in
  reinvestment of
  dividends              657,216     1,094,395       4,646,224       7,799,846
Shares converted
  to Class A          (4,124,192)   (2,905,568)    (29,086,145)    (20,665,943)
Shares redeemed      (10,168,820)  (22,962,538)    (71,816,023)   (163,696,608)
Net decrease         (12,435,400)  (22,605,845)   $(87,771,624)  $(161,092,421)

Class C
Shares sold              941,980     1,313,208      $6,658,949      $9,368,581
Shares issued in
  reinvestment of
  dividends              301,582       441,096       2,134,703       3,147,594
Shares redeemed       (4,215,458)   (9,733,170)    (29,812,297)    (69,513,844)
Net decrease          (2,971,896)   (7,978,866)   $(21,018,645)   $(56,997,669)

Advisor Class
Shares sold           20,593,240     6,165,460    $145,526,826     $44,040,465
Shares issued in
  reinvestment of
  dividends            1,746,230     1,574,981      12,364,185      11,224,484
Shares redeemed      (56,168,512)   (1,096,014)   (393,271,216)     (7,790,298)
Net increase
(decrease)           (33,829,042)    6,644,427   $(235,380,205)    $47,474,651


                                     November 3,                   November 3,
                    Year Ended       2003(a) to    Year Ended      2003(a) to
                     September 30,  September 30, September 30,   September 30,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Shares sold                1,334         2,258          $9,408         $16,074
Shares issued in
  reinvestment of
  dividends                   51            16             359             115
Shares redeemed              (58)           -0-           (405)             -0-
Net increase               1,327         2,274          $9,362         $16,189

(a) Commencement of distribution.


24 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                              Shares            Amount
                              March 1,          March 1,
                            2005(a) to         2005(a) to
                           September 30,     September 30,
                              2005                2005
                          --------------    --------------
Class K
Shares sold                   1,439          $   10,100
Net increase                  1,439          $   10,100
Class I
Shares sold                   1,425          $   10,000
Net increase                  1,425          $   10,000
(a) Commencement of distribution.

NOTE G
Risks Involved in Investing in the Portfolio
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2005.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 25


NOTE I
Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 were as follows:

                                   September 30,    September 30,
                                       2005             2004
                                 ---------------  ---------------
Distributions paid from:
  Ordinary income                $  46,488,145     $  60,500,119
Total taxable distributions         46,488,145        60,500,119
  Tax return of capital                     -0-               -0-
Total distributions paid         $  46,488,145     $  60,500,119

As of September 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses              $ (134,947,393)(a)
Undistributed ordinary income                          5,678,544
Unrealized appreciation/(depreciation)                (8,836,414)(b)
Total accumulated earnings/(deficit)              $ (138,105,263)(c)

(a) On September 30, 2005, the Portfolio had a net capital loss carryforward for federal income tax purposes of $122,518,919 (of which $2,015,062 and $21,956,032 were attributable to the purchase of net assets of Alliance Limited Maturity Government Income Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc., respectively, by the Portfolio in December of 2000), of which $16,083,708 expires in the year 2006, $48,732,137 expires in the year 2007, $6,470,420 expires in the year 2008, $23,497,731 expires in the year 2011 and $27,734,923 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2005, $6,928,773 of capital loss carryforward expired. Based on certain provision in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Alliance Limited Maturity Government, Inc. may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the fiscal year ended September 30, 2005, the Portfolio deferred to October 1, 2005 post-October capital losses of $11,829,620. For the year ended September 30, 2005, the Portfolio deferred losses on straddles of $598,854.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the realization for tax purposes of unrealized gains(losses) on certain derivative instruments.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of bond premium, tax character of paydown gains/losses and the expiration of capital loss carryforward resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

26 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


NOTE J
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and
      (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 27


Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allega-

28 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


tions, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 29


provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim pending is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

30 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class A
                                            ----------------------------------------------------------------------------
                                                    Year Ended           July 1,
                                                   September 30,        2003 to            Year Ended June 30,
                                            ------------------------    Sept. 30,  -------------------------------------
                                                2005         2004        2003(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.11        $7.27        $7.49        $7.21        $7.14        $6.99
Income From Investment
  Operations
Net investment income(c)                         .28          .30(d)       .06          .27          .37          .47
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.12)        (.13)        (.20)         .35          .13          .17
Net increase (decrease) in net
  asset value from operations                    .16          .17         (.14)         .62          .50          .64
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.29)        (.33)        (.08)        (.34)        (.37)        (.47)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.03)        (.01)
Tax return of capital                             -0-          -0-          -0-          -0-        (.03)        (.01)
Total dividends and distributions               (.29)        (.33)        (.08)        (.34)        (.43)        (.49)
Net asset value, end of period                 $6.98        $7.11        $7.27        $7.49        $7.21        $7.14
Total Return
Total investment return based
  on net asset value(e)                         2.31%        2.49%       (1.80)%       8.82%        7.11%        9.30%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $543,547     $626,183     $811,376     $889,115     $865,739     $884,574
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.30%        1.34%        1.18%(f)     1.10%        1.23%        2.11%
  Expenses, before waivers/
    reimbursements                              1.30%        1.39%        1.18%(f)     1.10%        1.23%        2.11%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                            1.06%        1.10%        1.11%(f)     1.09%        1.09%        1.13%
  Net investment income                         3.90%        4.23%(d)     3.43%(f)     3.64%        5.15%        6.57%
Portfolio turnover rate                          166%         150%         241%         976%       1,009%         712%

See footnote summary on page 38.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class B
                                            ----------------------------------------------------------------------------
                                                    Year Ended           July 1,
                                                   September 30,        2003 to            Year Ended June 30,
                                            ------------------------    Sept. 30,  -------------------------------------
                                               2005         2004         2003(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.11        $7.27        $7.49        $7.21        $7.14        $7.00
Income From Investment
  Operations
Net investment income(c)                         .23          .25(d)       .05          .22          .32          .42
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.12)        (.13)        (.20)         .35          .13          .16
Net increase (decrease) in net
  asset value from operations                    .11          .12         (.15)         .57          .45          .58
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.24)        (.28)        (.07)        (.29)        (.32)        (.42)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.03)        (.01)
Tax return of capital                             -0-          -0-          -0-          -0-        (.03)        (.01)
Total dividends and distributions               (.24)        (.28)        (.07)        (.29)        (.38)        (.44)
Net asset value, end of period                 $6.98        $7.11        $7.27        $7.49        $7.21        $7.14
Total Return
Total investment return based
  on net asset value(e)                         1.57%        1.74%       (1.98)%       8.07%        6.36%        8.39%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $138,856     $229,823     $399,040     $495,606     $400,221     $276,308
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.02%        2.07%        1.90%(f)     1.82%        1.93%        2.90%
  Expenses, before waivers/
    reimbursements                              2.02%        2.13%        1.90%(f)     1.82%        1.93%        2.90%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                            1.78%        1.83%        1.83%(f)     1.81%        1.80%        1.83%
  Net investment income                         3.20%        3.55%(d)     2.75%(f)     2.95%        4.41%        5.95%
Portfolio turnover rate                          166%         150%         241%         976%       1,009%         712%

See footnote summary on page 38.

32 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class C
                                            ----------------------------------------------------------------------------
                                                    Year Ended           July 1,
                                                   September 30,        2003 to            Year Ended June 30,
                                            ------------------------    Sept. 30,  -------------------------------------
                                               2005         2004         2003(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.12        $7.28        $7.50        $7.22        $7.15        $7.00
Income From Investment
  Operations
Net investment income(c)                         .23          .25(d)       .05          .22          .32          .43
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.12)        (.13)        (.20)         .35          .13          .16
Net increase (decrease) in net
  asset value from operations                    .11          .12         (.15)         .57          .45          .59
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.24)        (.28)        (.07)        (.29)        (.32)        (.43)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.03)        (.01)
Tax return of capital                             -0-          -0-          -0-          -0-        (.03)          -0-
Total dividends and distributions               (.24)        (.28)        (.07)        (.29)        (.38)        (.44)
Net asset value, end of period                 $6.99        $7.12        $7.28        $7.50        $7.22        $7.15
Total Return
Total investment return based
  on net asset value(e)                         1.58%        1.73%       (1.98)%       8.06%        6.35%        8.54%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $84,303     $107,003     $167,359     $204,006     $202,030     $169,213
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.02%        2.06%        1.89%(f)     1.81%        1.93%        2.89%
  Expenses, before waivers/
    reimbursements                              2.02%        2.11%        1.89%(f)     1.81%        1.93%        2.89%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                            1.77%        1.82%        1.83%(f)     1.80%        1.79%        1.83%
  Net investment income                         3.19%        3.56%(d)     2.76%(f)     2.96%        4.42%        5.94%
Portfolio turnover rate                          166%         150%         241%         976%       1,009%         712%

See footnote summary on page 38.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Advisor Class
                                            ----------------------------------------------------------------------------
                                                   Year Ended            July 1,          Year Ended         October 6,
                                                  September 30,          2003 to            June 30,         2000(g) to
                                            ------------------------    Sept. 30,  ------------------------   June 30,
                                               2005         2004         2003(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 7.12        $7.28        $7.50        $7.21        $7.14        $7.05
Income From Investment
  Operations
Net investment income(c)                         .30          .32(d)       .07          .29          .39          .34
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.11)        (.12)        (.20)         .37          .13          .12
Net increase (decrease) in
  net asset value
  from operations                                .19          .20         (.13)         .66          .52          .46
Less: Dividends and
      Distributions
Dividends from net investment
  income                                        (.31)        (.36)        (.09)        (.37)        (.39)        (.34)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.03)        (.02)
Tax return of capital                             -0-          -0-          -0-          -0-        (.03)        (.01)
Total dividends and distributions               (.31)        (.36)        (.09)        (.37)        (.45)        (.37)
Net asset value, end of period                 $7.00        $7.12        $7.28        $7.50        $7.21        $7.14
Total Return
Total investment return based
  on net asset value(e)                         2.76%        2.82%       (1.72)%       9.29%        7.41%        6.65%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $5,981     $247,020     $204,108     $197,649     $177,834      $27,154
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .94%        1.02%         .89%(f)      .81%         .89%        1.38%(f)
  Expenses, before waivers/
    reimbursements                               .94%        1.08%         .89%(f)      .81%         .89%        1.38%(f)
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                             .72%         .79%         .81%(f)      .80%         .81%         .81%(f)
  Net investment income                         4.11%        4.52%(d)     3.72%(f)     3.96%        5.41%        6.74%(f)
Portfolio turnover rate                          166%         150%         241%         976%       1,009%         712%

See footnote summary on page 38.

34 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                  Class R
                                                                       --------------------------------
                                                                                           November 3,
                                                                        Year Ended          2003(g) to
                                                                       September 30,      September 30,
                                                                           2005               2004
                                                                       -------------      -------------
Net asset value, beginning of period                                       $7.11              $7.14
Income From Investment Operations
Net investment income(c)                                                     .26                .26(d)
Net realized and unrealized gain (loss) on investment transactions          (.11)               .00
Net increase in net asset value from operations                              .15                .26
Less: Dividends
Dividends from net investment income                                        (.28)              (.29)
Net asset value, end of period                                             $6.98              $7.11
Total Return
Total investment return based on net asset value(e)                         2.14%              3.72%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                    $25                $16
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                                   1.49%              1.48%(f)
  Expenses, before waivers/reimbursements                                   1.49%              1.54%(f)
  Expenses, before waivers/reimbursements, excluding
    interest expense                                                        1.25%              1.27%(f)
  Net investment income                                                     3.68%              4.08%(d)(f)
Portfolio turnover rate                                                      166%               150%

See footnote summary on page 38.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                  Class K
                                                             ----------------
                                                             March 1, 2005(g)
                                                                    to
                                                               September 30,
                                                                   2005
                                                             ----------------
Net asset value, beginning of period                                $7.02
Income From Investment Operations
Net investment income(c)                                              .16
Net realized and unrealized loss on investment transactions          (.03)
Net increase in net asset value from operations                       .13
Less: Dividends
Dividends from net investment income                                 (.17)
Net asset value, end of period                                      $6.98
Total Return
Total investment return based on net asset value(e)                  1.79%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $10
Ratio to average net assets of:
  Expenses(f)                                                        1.17%
  Expenses, excluding interest expense(f)                             .95%
  Net investment income(f)                                           3.79%
Portfolio turnover rate                                               166%

See footnote summary on page 38.

36 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                 Class I
                                                             ----------------
                                                             March 1, 2005(g)
                                                                    to
                                                               September 30,
                                                                   2005
                                                             ----------------
Net asset value, beginning of period                               $7.02
Income From Investment Operations
Net investment income(c)                                             .17
Net realized and unrealized loss on investment transactions         (.03)
Net increase in net asset value from operations                      .14
Less: Dividends
Dividends from net investment income                                (.18)
Net asset value, end of period                                     $6.98
Total Return
Total investment return based on net asset value(e)                 1.97%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $10
Ratio to average net assets of:
  Expenses(f)                                                        .89%
  Expenses excluding interest expense(f)                             .68%
  Net investment income(f)                                          4.10%
Portfolio turnover rate                                              166%

See footnote summary on page 38.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 37


(a) The Portfolio changed its fiscal year end from June 30 to September 30.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain on investment transactions per share by $.03, and decrease the ratio of net investment income to average net assets from 5.56% to 5.15% for Class A, from 4.82% to 4.41% for Class B, from 4.83% to 4.42% for Class C and from 5.81% to 5.41% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

(d) Net of expenses waived and reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Total investment return calculated for a period of less than one year is not annualized.

(f) Annualized.

(g) Commencement of distribution.

38 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Bond Fund, Inc. U.S. Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the U.S. Government Portfolio (the "Portfolio"), one of the portfolios constituting the AllianceBernstein Bond Fund, Inc., as of September 30, 2005, and the related statements of operations and cash flows for the period then ended, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Portfolio of the AllianceBernstein Bond Fund, Inc. at September 30, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
November 16, 2005


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 39


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy
Marshall C. Turner, Jr.

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Jeffrey S. Phlegar, Vice President
Kewjin Yuoh(2), Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller
Emilie D. Wrapp, Secretary


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the portfolio are made by the U.S.Investment Grade: Structured Asset Investment Team. Mr. Yuoh is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio.

40 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                        IN FUND             OTHER
     NAME, ADDRESS,                             PRINCIPAL                               COMPLEX          DIRECTORSHIPS
    DATE OF BIRTH                             OCCUPATION(S)                           OVERSEEN BY          HELD BY
(FIRST YEAR ELECTED*)                      DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, +        Investment Adviser and an                               108                None
2 Sound View Drive                 independent consultant. He was
Suite 100                          formerly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
9/7/32                             investment adviser, with which
(1998)                             he had been associated since prior
Chairman of the Board              to 2000. He was formerly Deputy
                                   Comptroller and Chief
                                   Investment Officer of the State of
                                   New York and, prior thereto,
                                   Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, #, **                  Formerly Executive Vice                                 106                None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30                            Assurance Society of the United
(1987)                             States; Chairman and Chief
                                   Executive Officer of Evlico
                                   (insurance); Director of Avon,
                                   BP (oil and gas), Ecolab
                                   Incorporated (specialty chemi-
                                   cals), Tandem Financial Group
                                   and Donaldson, Lufkin &
                                   Jenrette Securities Corporation;
                                   Governor at Large, National
                                   Association of Securities
                                   Dealers, Inc.

David H. Dievler, #                Independent consultant. Until                           107                None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation ("ACMC")
(1987)                             responsible for mutual fund
                                   administration. Prior to joining
                                   ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior to that, he was Senior
                                   Manager at Price Waterhouse &
                                   Co. Member of the American
                                   Institute of Certified Public
                                   Accountants since 1953.

41 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                                                                       PORTFOLIOS
                                                                                        IN FUND             OTHER
     NAME, ADDRESS,                             PRINCIPAL                               COMPLEX          DIRECTORSHIPS
    DATE OF BIRTH                             OCCUPATION(S)                           OVERSEEN BY          HELD BY
(FIRST YEAR ELECTED*)                      DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President of                       106            None
P.O. Box 12,                       Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
2/19/42                            Senior Advisor from June 1999 -
(1998)                             June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-
                                   1992, Director and Chairman of
                                   the Audit Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004.                          81            Asia Pacific
c/o Alliance Capital               Formerly managing partner of                                          Fund, Inc.;
Management L.P.                    Lexington Capital, LLC (investment                                    and The
1345 Avenue of the                 advisory firm) from December 1997                                     Merger Fund.
Americas                           until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential
Attn: Phil Kirstein                Mutual Fund Management from
1/26/44                            1987 to 1993.
(2005)

D. James Guzy                      Chairman of the Board of PLX                            58            Intel Corporation,
P.O. Box 128                       Technology (semi-conductors)                                          Cirrus Logic
Glenbrook, NV 89413                and of SRC Computers, Inc.,                                           Corporation,
3/7/36                             with which he has been associated                                     Novellus
(2005)                             since prior to 2000. He is also                                       Corporation,
                                   President of the Arbor Company                                        Micro Component
                                   (private family investments).                                         Technology, the
                                                                                                         Davis Selected
                                                                                                         Advisers Group of
                                                                                                         Mutual Funds
                                                                                                         and LogicVision.

Marshall C. Turner, Jr.            Principal of Turner Venture                             58            Toppan
220 Montgomery Street              Associates (venture capital and                                       Photomasks, Inc.,
Penthouse 10                       consulting) since prior to 2000.                                      the George Lucas
San Francisco,                     Chairman and CEO, DuPont                                              Educational
CA 94104                           Photomasks, Inc., Austin, Texas,                                      Foundation,
10/10/41                           2003-2005, and President and                                          Chairman of the
(2005)                             CEO since company acquired,                                           Board of the
                                   and name changed to Toppan                                            Smithsonian's
                                   Photomasks, Inc. in 2005                                              National Museum
                                   (semiconductor manufacturing                                          of Natural History.
                                   services).

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 42


                                                                                       PORTFOLIOS
                                                                                        IN FUND             OTHER
     NAME, ADDRESS,                             PRINCIPAL                               COMPLEX          DIRECTORSHIPS
    DATE OF BIRTH                             OCCUPATION(S)                           OVERSEEN BY          HELD BY
(FIRST YEAR ELECTED*)                      DURING PAST 5 YEARS                          DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer,++                   Executive Vice President of ACMC                        81            SCB Partners,
1345 Avenue of the                 since 2001; prior thereto, Chief                                      Inc.; and SCB
Americas                           Executive Officer of Sanford C.                                       Inc.
New York, NY 10105                 Bernstein & Co., LLC (institutional
10/2/57                            research and brokerage arm of
(2003)                             Bernstein & Co., LLC) ("SCB & Co.")
                                   and its predecessor since prior to
                                   2000.

*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

# Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

+  Member of the Fair Value Pricing Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 43


Officer Information
Certain information concerning the Fund's Officers is set forth below.

  NAME, ADDRESS*                   POSITION(S)                        PRINCIPAL OCCUPATION
AND DATE OF BIRTH                HELD WITH FUND                       DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds, with which he
                                                            has been associated since October 2004.
                                                            Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers L.P. since prior to
                                                            2000 until March 2003.

Jeffrey S. Phlegar            Vice President                Executive Vice President of ACMC**,
6/28/66                                                     with which he has been associated
                                                            since prior to 2000.

Kewjin Yuoh                   Vice President                Vice President of ACMC** since March
3/11/71                                                     2003. Prior thereto, he was a Vice
                                                            President of Credit Suisse Asset
                                                            Management from 2000 to 2002 and a
                                                            Vice President of Brundage, Story & Rose
                                                            since prior to 2000.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General
11/13/55                                                    Counsel and Assistant Secretary of
                                                            AllianceBernstein Investment Research
                                                            and Management, Inc. ("ABIRM")**, with
                                                            which she has been associated since
                                                            prior to 2000.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS")** and
                                                            Vice President of ABIRM**, with which
                                                            he has been associated since prior to
                                                            2000.

Vincent S. Noto               Controller                    Vice President of AGIS**, with which
12/14/64                                                    he has been associated since prior to
                                                            2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.
The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.

44 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Information Regarding the Review and Approval of the Fund's Investment Advisory Contract

In this disclosure, the term "Fund" refers to AllianceBernstein Bond Fund, Inc., and the term "Portfolio" refers to U.S. Government Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Investment Advisory Contract (the "Advisory Agreement") between the Fund and the Adviser in respect of the Portfolio at a meeting held on June 15, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of the Portfolio (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 45


  1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

  3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

  4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

  5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

  6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

  7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

  8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

  9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

  10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Portfolio;

  11. the Adviser's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Portfolio;

  12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

  13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

  14.   the terms of the Advisory Agreement.

46 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Portfolio.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the stated fee rates in the Portfolio's Advisory Agreement.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 47


The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

48 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


FALL-OUT BENEFITS
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. Since the Portfolio does not normally engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Portfolio in respect of classes of shares of the Portfolio that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Portfolio; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors also believe that the Adviser derives reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance for Class A shares of the Portfolio as compared to other funds in the Lipper General U.S. Government Funds Average for periods ending March 31, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception December 1985) and for each of the last ten calendar years and compared to the Lehman Brothers Government Index. The directors also reviewed information from a report prepared by Lipper showing performance for Class A shares of the Portfolio as compared to a group of 10 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 44 to 32 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended March 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that the Lipper category data showed the Fund's performance for the periods ending March 31, 2005 was consistently below the Lipper medians for all periods reviewed except the YTD period when performance was somewhat above the Lipper median, and that the Fund's calendar year performance was somewhat above the Lipper median in 2004, significantly above the Lipper medians in 1998 and 2000 and below the Lipper

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 49


medians for all other calendar year periods reviewed. The directors further noted that in the Fund's Performance Group and Performance Universe comparisons, the Fund was in the fourth or fifth quintile for all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

ADVISORY FEES AND OTHER EXPENSES
The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 45 basis points was significantly lower than the median for the Expense Group. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was one basis point. The directors further noted that the Fund's total expense ratio was slightly above the medians for both the Expense Group and the Expense Universe. The directors concluded that the Fund's expense ratio was acceptable.

ECONOMIES OF SCALE
The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues

50 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 51


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------
Blended Style Funds
--------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------
Growth Funds
--------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------------
Value Funds
--------------------------------------------------
Domestic
Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------------
Taxable Bond Funds
--------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------
Municipal Bond Funds
--------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------
Closed-End Funds
--------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

**An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

52 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Corporate Bond Portfolio, the AllianceBernstein Quality Bond Portfolio and the AllianceBernstein U.S. Government Portfolio of AllianceBernstein Bond Fund, Inc. (the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

  1. Management fees charged to institutional and other clients of the Adviser for like services.

  2. Management fees charged by other mutual fund companies for like services.

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

  4. Profit margins of the Adviser and its affiliates from providing such services.

  5. Possible economies of scale as the Funds grow larger.

  6. Nature and quality of the Adviser's services, including the performance of the Funds.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 53


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS
The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                        Advisory Fee Based on % of
Fund                                                     Average Daily Net Assets
--------------------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio      Monthly fee of
                                                First $2.5 billion             1/12 of .50%
                                                Next $2.5 billion              1/12 of .45%
                                                Excess of $5 billion           1/12 of .40%

AllianceBernstein Quality Bond Portfolio        Monthly fee of
                                                First $2.5 billion             1/12 of .45%
                                                Next $2.5 billion              1/12 of .40%
                                                Excess of $5 billion           1/12 of .35%

AllianceBernstein U.S. Government Portfolio     Quarterly fee of
                                                First $2.5 billion                   .1125%
                                                Next $2.5 billion                      .10%
                                                Excess over $5 billion               .0875%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Funds as indicated below:
                                                  Latest
                                                Fiscal Year    As % of Average
Fund                                               Amount     Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio      $98,000.00           .01
AllianceBernstein Quality Bond Portfolio *               0            .0
AllianceBernstein U.S. Government Portfolio     $97,728.00           .01

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Quality Bond Portfolio for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. Pro-forma expense ratio information for each Fund is also set forth below.


* For the most recently completed fiscal year, with respect to the Quality Bond Portfolio, the Adviser waived $89,000 (or .02% of average daily net assets).

54 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                 Expense Cap
                                 pursuant to
                                 Expense
                                 Limitation      Pro-Forma          Fiscal
Fund                             Undertaking   Expense Ratio*      Year End
-------------------------------------------------------------------------------
AllianceBernstein Quality        Advisor-0.68%        .79%       October 31,
  Bond Portfolio                 Class A-0.98%        1.10%         2004
                                 Class B-1.68%        1.83%
                                 Class C-1.68%        1.82%
                                 Class R-1.18%        1.30%

                                                   Pro-Forma         Fiscal
Fund                                             Expense Ratio*     Year End
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio       Advisor-0.73%     September
                                                 Class A-1.00%     30, 2004
                                                 Class B-1.72%
                                                 Class C-1.71%
                                                 Class R-1.21%

AllianceBernstein U.S. Government Portfolio      Advisor-0.71%     September
                                                 Class A-1.01%     30, 2004
                                                 Class B-1.74%
                                                 Class C-1.73%
                                                 Class R-1.27%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Funds to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information

* This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 55


from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Quality Bond Portfolio. The Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Corporate Bond Portfolio or the U.S. Government Portfolio.

                                       Total Net Assets
                                            03/31/05        Alliance Institutional
Fund                                         ($MIL)              Fee Schedule
------------------------------------------------------------------------------------
AllianceBernstein Quality Bond Portfolio       571          U.S. Core High-Grade
                                                              Fixed Income
                                                            40 bp on 1st $20 m
                                                            25 bp on next $80 m
                                                            20 bp on next $100 m
                                                            15 bp on the balance
                                                            Minimum account size $20 m

The Adviser also manages and sponsors retail fixed income mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for offshore mutual funds with similar investment styles as the Funds:

Asset Class                            Fee
-------------------------------------------------------------------------------
Fixed Income                          .65%

The Adviser represented that it does not sub-advise any registered investment companies with similar investment styles as the Funds.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset levels for the Funds.*

                                                Lipper Group
Fund                                   Fee          Median          Rank
-------------------------------------------------------------------------------
AllianceBernstein Corporate
  Bond Portfolio                       0.500          0.488           6/9
AllianceBernstein Quality
  Bond Portfolio                       0.450          0.616          1/12
AllianceBernstein U.S.
  Government Portfolio                 0.450          0.544          2/10

* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

56 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Lipper also analyzed the expense ratios of each Fund in comparison to its Lipper Expense Group* and Lipper Expense Universe**. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                            Lipper     Lipper                Lipper
                                 Expense   Universe   Universe    Lipper      Group
Fund                              Ratio     Median      Rank    Group Rank   Median
----------------------------------------------------------------------------------------
AllianceBernstein Corporate
  Bond Portfolio                  1.078      1.026      14/25      6/9        .984
AllianceBernstein Quality
  Bond Portfolio                  0.979      0.955      39/67     2/12       1.066
AllianceBernstein U.S.
  Government Portfolio            1.046      0.985      24/38     8/10        .996

Based on this analysis, the Funds have a more favorable ranking on an advisory fee basis than they do on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
The profitability information for the Funds prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
With the exception of the Quality Bond Portfolio, the pre-tax profitability margin of the Adviser decreased during calendar year 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early

* Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.
** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 57


in 2004. For the Quality Bond Portfolio, it appears that the Adviser's profit margin increased in 2004, as a result of the reduction in fee waivers and expense reimbursements.

In addition to the Adviser's direct profits from managing the Funds pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Funds for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of each Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of each Fund's shares in the Funds' most recent fiscal year:

Fund                                                   Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio                $21,917
AllianceBernstein Quality Bond Portfolio                   $4,297
AllianceBernstein U.S. Government Portfolio               $11,758


*The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

58 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for each Fund during the Funds' most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                12b-1Fee
Fund                                            Received*      CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio     $6,124,397         $54,108
AllianceBernstein Quality Bond Portfolio       $1,177,056        $178,196
AllianceBernstein U.S. Government Portfolio    $6,317,922        $685,181

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fees from the Funds in the most recent fiscal year:

Fund                                                AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio        $1,082,000
AllianceBernstein Quality Bond Portfolio          $1,083,000
AllianceBernstein U.S. Government Portfolio       $2,010,000

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedules for the Funds reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management

* 12b-1 amounts are gross amounts paid to ABIRM.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 59


companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.
With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Funds and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds relative to its Lipper universe:

                                                   Performance Year
                                       Rank in Performance Universe for Periods
                                                 Ended March 31, 2005
-------------------------------------------------------------------------------
Fund                                         1       3       5        10
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond
  Portfolio                                3/35     6/27    10/21    1/10
AllianceBernstein Quality Bond
  Portfolio                               58/80    48/66    30/47     N/A
AllianceBernstein U.S. Government
  Portfolio                               32/44    35/41    32/38    31/32

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005

60 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


USGAR0905



ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                     Audit-Related
                                       Audit Fees        Fees         Tax Fees
                                       ----------    -------------    --------
AllianceBernstein U.S.
  Government Portfolio         2004     $50,000        $5,250          $22,871
                               2005     $52,000        $4,117          $13,031
AllianceBernstein Corporate
  Bond Portfolio               2004     $47,000        $5,145          $25,064
                               2005     $49,000        $4,012          $19,247


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                 Total Amount of
                                                                Foregoing Column
                                                               Pre-approved by the
                                        All Fees for             Audit Committee
                                     Non-Audit Services       (Portion Comprised of
                                      Provided to the          Audit Related Fees)
                                   Portfolio, the Adviser     (Portion Comprised of
                                   and Service Affiliates           Tax Fees)
                                   ----------------------     ---------------------
AllianceBernstein U.S.
  Government Portfolio     2004      $1,229,853                 [ $278,121 ]
                                                                ( $255,250 )
                                                                ( $ 22,871 )
                           2005        $892,044                 [ $184,851 ]
                                                                ( $171,820 )
                                                                ( $ 13,031 )
AllianceBernstein
  Corporate Bond
  Portfolio                2004      $1,231,941                 [ $280,209 ]
                                                                ( $255,145 )
                                                                ( $ 25,064 )
                           2005      $  898,155                 [ $190,962 ]
                                                                ( $171,715 )
                                                                ( $ 19,247 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    EXHIBIT NO.   DESCRIPTION OF EXHIBIT
    -----------   ----------------------
    12 (a) (1)    Code of Ethics that is subject to the disclosure of
                  Item 2 hereof

    12 (b) (1)    Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

    12 (b) (2)    Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

    12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    November 29, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    November 29, 2005